                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-3838
                                  ----------------------------------------------

             State Street Research Capital Trust
        ------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)

             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip code)

             Francis J. McNamara, III, Secretary
             State Street Research
             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: 617-357-1200
                                                   ------------------
Date of fiscal year end:  09/30/03
                        -----------------
Date of reporting period:  10/01/02 - 09/30/03
                         ----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

ITEM 1 (REPORT TO SHAREHOLDERS): The Annual Report is attached.

[BACKGROUND GRAPHIC]

                                                    [LOGO] STATE STREET RESEARCH

[PHOTO]

Mid-Cap Growth Fund

September 30, 2003


                                                   Annual Report to Shareholders

Table of Contents

 3    Performance Discussion

 6    Portfolio Holdings

 8    Financial Statements

12    Financial Highlights

14    Independent Auditors' Report

15    Trustees and Officers

FROM THE CHAIRMAN
     State Street Research

Optimism in the Economy

The uncertainty that plagued the markets early in the 12-month period ended September 30, 2003, and gave way to optimism as economic news brightened. Low short-term interest rates, a significant income tax cut and higher government spending worked together to boost economic growth to its highest level in four years. Housing sales remained strong, although auto sales slipped late in the period. Corporate profits staged a solid rebound. Employment was the only holdout, as the jobless rate remained stubbornly high.

A Weak Start, Then Stocks Move Higher
The economy's weak showing held stocks back early in the period as investors backed away from risk in the buildup to war. However, in the second quarter of 2003 stocks began an impressive rally that continued until the last weeks of the period. Technology stocks were the strongest performers. Consumer stocks also gained ground as spending remained strong. In general, small- and mid-cap stocks outperformed large-caps, and growth stocks significantly outpaced value. Although all stock market indexes reported solid gains for the period, they were trimmed somewhat in the final weeks of September after news that consumer confidence had dropped.

Bonds Retreat in Second Half
As investors began to add risk back into their portfolios, lower-quality segments of the bond market staged an impressive comeback. High-yield bonds and emerging market bonds were the period's strongest performers. However, as interest rates began to climb and as investors moved money into the stock market, bonds gave back some of their gains in the second half of the period. Mortgage bonds lagged as mortgage prepayment activity heated up in the spring. Municipal bonds were hurt by concerns over state budget deficits and revenue shortfalls.

Looking Ahead
A revival for riskier segments of both the stock and bond markets took many investors by surprise over the past year. Yet, it provided an excellent reminder that the best way to take advantage of the market's strongest gains is to own a diversified portfolio of stocks and bonds. We hope you will take time to talk to your financial advisor about diversification. And as always, we look forward to helping you achieve your long-term financial goals with State Street Research Funds.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman

September 30, 2003

--------------------------------------------------------------------------------
A Special Message on Recent News

Recent articles in the press have highlighted investigations into after-hours trading and frequent-trading practices in the mutual fund industry. These are serious matters, and we want to assure you that State Street Research is committed to maintaining full compliance with all legal requirements and ethical standards regarding these and other mutual fund trading practices. In fact, our mutual fund trading processes are designed to prevent these types of activities from taking place, and we are committed to maintaining their integrity. Our trade processing procedures carefully track the forward-pricing requirements contained in federal regulations and in our funds' prospectuses. We closely monitor trading in our funds and take measures to prevent market timing whenever it is identified. Furthermore, we do not enter into any special arrangements that would permit investors to avoid the forward-pricing or market-timing provisions of our prospectuses.

In recent weeks, we have carefully reviewed our trading policies, procedures and operations. In addition, our firm recommended early on that the funds' Trustees engage an independent accounting firm, which has been reviewing trading issues on behalf of our funds' Audit Committee. While there is always more work that can be done, I am pleased to report that we believe our processes are working effectively, based on our preliminary findings. We understand that our relationship with our shareholders is based on trust, and we are committed to acting in the best interests of our shareholders at all times.
--------------------------------------------------------------------------------

PERFORMANCE
     Discussion as of September 30, 2003

How State Street Research Mid-Cap Growth Fund Performed
State Street Research Mid-Cap Growth Fund returned 32.75% for the 12-month period ended September 30, 2003.(1) That was below the Russell Midcap(R)
Growth Index, which returned 38.89% over the same period.(2) However, the fund outperformed the Lipper Mid-Cap Growth Funds Average, which returned 27.72% over the same period.(3)

Reasons for the Fund's Performance
Although the fund lagged its benchmark during the year, it posted attractive gains. Stock selection in the Consumer Discretionary sector made the greatest positive contribution to performance. CarMax, a used-car superstore chain, rose as a result of strong sales and profits as well as gains in market share. Apparel retailer Gap appreciated as new management slowed store expansion, improved sales and cut costs. However, we sold the stock after the company announced disappointing sales results. In the commercial services industry, online retailer eBay and online travel service provider Expedia helped boost returns.

The fund's Technology holdings also posted strong gains. National Semiconductor and Cypress Semiconductor both outperformed during the tech rally, which was fueled by an increased demand for personal computers and other high-tech products. However, our underweight in this sector detracted from the fund's relative performance as Technology made significant contributions to returns within the Russell Midcap Growth Index.

Weak stock selection in Health Care, Financial Services and Energy further detracted from the fund's performance. In Health Care, drug manufacturer InterMune fell as investors expressed disappointment in weaker-than-expected demand for the firm's flagship drug, Actimmune. Health insurance and services provider Anthem declined as investors rotated out of defensive HMO names to more aggressive areas of the market. Our emphasis on Energy stocks also hurt performance. An unusually cool summer brought natural gas prices down and inventories rose. Falling prices also led to earnings disappointments for oil service companies.

Looking Ahead
Going forward, the fund remains heavily invested in Technology, Consumer Discretionary and Health Care--its three largest positions. We have also maintained our commitment to the Energy sector. Although it detracted from the fund's return during this period, we believe that a favorable natural gas supply and demand outlook should support higher prices over the long term.

Top 10 Holdings
--------------------------------------------------------------------------------

Issuer/Security                                    % of fund net assets
      1          Caremark Rx                              2.2%
                 -----------------------------------------------------
      2          InterActiveCorp                          2.1%
                 -----------------------------------------------------
      3          Staples                                  1.9%
                 -----------------------------------------------------
      4          Cypress Semiconductor                    1.8%
                 -----------------------------------------------------
      5          International Game Technology            1.8%
                 -----------------------------------------------------
      6          CarMax                                   1.7%
                 -----------------------------------------------------
      7          National Semiconductor                   1.7%
                 -----------------------------------------------------
      8          Teva Pharmaceutical Industries           1.6%
                 -----------------------------------------------------
      9          Investors Financial Services             1.6%
                 -----------------------------------------------------
      10         Affiliated Computer Services             1.6%
                 -----------------------------------------------------
                 Total                                   18.0%

Performance: Class A
--------------------------------------------------------------------------------
Fund average annual total return as of 9/30/03(4)
(does not reflect sales charge)

      1 Year      5 Years      10 Years
      32.75%        0.90%         3.54%

--------------------------------------------------------------------------------
Fund average annual total return as of 9/30/03(4,5)
(at maximum applicable sales charge)

      1 Year      5 Years      10 Years
      25.12%       -0.29%         2.93%

--------------------------------------------------------------------------------
Russell Midcap Growth Index as of 9/30/03(2)

      1 Year      5 Years      10 Years
      38.89%        4.49%         8.50%
--------------------------------------------------------------------------------

See pages 4 and 5 for additional performance data for Class A shares and for performance data on other share classes.

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

(1) Class A shares; does not reflect sales charge.
(2) The Russell Midcap Growth Index contains those stocks within the complete Russell Midcap[RegTM] Index (800 of the smallest securities in the Russell 1000[RegTM] Index) that show above-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.
(3) The Lipper Mid-Cap Growth Funds Average shows performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.
(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund participated as a class member in a class-action lawsuit against Cendant Corporation. Cendant agreed to pay $3 billion to class members to settle the suit. The fund received a pro-rata portion of the settlement which helped boost short-term returns. These returns are not typical and may not continue in the future.
(5) Performance reflects a maximum 5.75% Class A share front-end sales charge.


                                   State Street Research Mid-Cap Growth Fund   3

PERFORMANCE
   Discussion as of September 30, 2003

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return
Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return
Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 Years
Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A

                                                     1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                      32.75%     4.56%     41.57%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)                 25.12%    -1.45%     33.59%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)                 25.12%    -0.29%      2.93%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                    '93      '94      '95     '96       '97      '98      '99      '00      '01      '02      '03
Class A .......  $ 9,425    9,661   13,232   14,570   15,608   12,777   16,195   25,087   12,585   10,063   13,359
Russell Mid-Cap
Growth Index ..  $10,000   10,243   13,282   15,451   20,031   18,154   24,905   39,941   19,263   16,278   22,608

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1)

                                                     1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                      31.70%     0.91%     31.57%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)                 26.70%     0.12%     31.57%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)                 26.70%     0.02%      2.78%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                    '93      '94      '95     '96       '97      '98      '99      '00      '01      '02      '03
Class B(1) ....  $10,000   10,179   13,833   15,124   16,072   13,054   16,413   25,260   12,568   10,002   13,157
Russell Mid-Cap
Growth Index ..  $10,000   10,243   13,282   15,451   20,031   18,154   24,905   39,941   19,263   16,278   22,608

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B (only available through exchanges from another Class B account)

                                                     1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                      33.05%     2.32%     33.40%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)                 28.05%     0.30%     33.40%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)                 28.05%     0.30%      2.92%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                    '93      '94      '95     '96       '97      '98      '99      '00      '01      '02      '03
Class B .......  $10,000   10,179   13,833   15,124   16,072   13,054   16,413   25,248   12,578   10,039   13,340
Russell Mid-Cap
Growth Index ..  $10,000   10,243   13,282   15,451   20,031   18,154   24,905   39,941   19,263   16,278   22,608

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C

                                                     1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                      31.90%     0.85%     31.84%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)                 30.90%     0.85%     31.84%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)                 30.90%     0.17%      2.80%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                    '93      '94      '95     '96       '97      '98      '99      '00      '01      '02      '03
Class C .......  $10,000   10,200   13,879   15,160   16,109   13,088   16,461   25,327   12,625   10,008   13,184
Russell Mid-Cap
Growth Index ..  $10,000   10,243   13,282   15,451   20,031   18,154   24,905   39,941   19,263   16,278   22,608

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S

                                                     1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                      33.33%     6.03%     45.49%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)                 33.33%     6.03%     45.49%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)                 33.33%     1.18%      3.82%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                    '93      '94      '95     '96       '97      '98      '99      '00      '01      '02      '03
Class S .......  $10,000   10,291   14,129   15,600   16,741   13,738   17,455   27,111   13,643   10,925   14,549
Russell Mid-Cap
Growth Index ..  $10,000   10,243   13,282   15,451   20,031   18,154   24,905   39,941   19,263   16,278   22,608

--------------------------------------------------------------------------------

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) shares reflect Class B share performance through December 31, 1998 and Class B(1) performance thereafter. If the returns for Class B(1) shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, these returns would have been lower. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class S shares, offered without sales charge, are available through certain employee benefit plans and special programs. The Russell Midcap Growth Index contains those stocks in the Russell Midcap Index (800 of the smallest securities in the Russell 1000 Index) that show above-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index. The fund participated as a class member in a class-action lawsuit against Cendant Corporation. Cendant agreed to pay $3 billion to class members to settle the suit. The fund received a pro-rata portion of the settlement which helped boost short-term returns. These returns are not typical and may not continue in the future.


                                   State Street Research Mid-Cap Growth Fund   5

PORTFOLIO
     Holdings

September 30, 2003

Issuer                                                    Shares        Value
--------------------------------------------------------------------------------
Common Stocks 97.1%

Automobiles & Transportation 1.4%
Air Transport 1.4%
Expeditors International Inc. ..................          71,200     $ 2,449,992
Ryanair Holdings plc ADR* ......................          63,600       2,575,800
                                                                     -----------
Total Automobiles & Transportation ...............................     5,025,792
                                                                     -----------
Consumer Discretionary 28.9%
Advertising Agencies 0.6%
Lamar Advertising Co. Cl. A* ...................          70,600       2,071,404
                                                                     -----------
Casinos/Gambling, Hotel/Motel 2.9%
International Game Technology Inc. .............         220,400       6,204,260
Mandalay Resort Group Inc. .....................         103,100       4,083,791
                                                                     -----------
                                                                      10,288,051
                                                                     -----------
Commercial Services 6.5%
ChoicePoint Inc.* ..............................         103,166       3,456,061
Corporate Executive Board Co.* .................          97,300       4,568,235
E.W. Scripps Co. ...............................          23,500       1,999,850
InterActiveCorp.* ..............................         225,282       7,445,570
Manpower Inc. ..................................         138,000       5,119,800
                                                                     -----------
                                                                      22,589,516
                                                                     -----------
Communications, Media & Entertainment 2.8%
General Motors Corp.* ..........................         205,900       2,946,429
Univision Communications Inc. Cl. A* ...........         153,000       4,885,290
Westwood One Inc.* .............................          67,100       2,025,749
                                                                     -----------
                                                                       9,857,468
                                                                     -----------
Consumer Electronics 1.4%
Yahoo!, Inc.* ..................................         135,800       4,804,604
                                                                     -----------
Consumer Products 0.8%
Yankee Candle Company Inc.* ....................         108,700       2,769,676
                                                                     -----------
Consumer Services 0.7%
Career Education Corp.* ........................          51,600       2,337,480
                                                                     -----------
Printing & Publishing 0.5%
Tribune Co. ....................................          39,700       1,822,230
                                                                     -----------
Restaurants 1.8%
Brinker International Inc.* ....................          54,100       1,804,776
Darden Restaurants Inc. ........................          85,100       1,616,900
Starbucks Corp.* ...............................         106,800       3,075,840
                                                                     -----------
                                                                       6,497,516
                                                                     -----------
Retail 10.9%
Bed Bath & Beyond Inc.* ........................          88,626       3,383,741
Best Buy Company Inc.* .........................          53,100       2,523,312
CarMax Inc.* ...................................         183,379       5,989,158
CDW Corp. ......................................          84,300       4,867,482
Chicos FAS Inc.* ...............................         145,300       4,451,992
Family Dollar Stores Inc. ......................          74,700       2,979,783
Staples Inc.* ..................................         280,848       6,670,140
Tiffany & Co. ..................................          58,400       2,180,072

Issuer                                                    Shares        Value
--------------------------------------------------------------------------------
Williams-Sonoma Inc.* ............................        184,200   $  4,969,716
                                                                    ------------
                                                                      38,015,396
                                                                    ------------
Total Consumer Discretionary .....................................   101,053,341
                                                                    ------------
Consumer Staples 1.5%
Beverages 0.9%
Pepsi Bottling Group Inc. ........................        151,600      3,119,928
                                                                    ------------
Household Products 0.6%
Clorox Co. .......................................         45,000      2,064,150
                                                                    ------------
Total Consumer Staples ...........................................     5,184,078
                                                                    ------------
Financial Services 9.2%
Banks & Savings & Loan 2.6%
Investors Financial Services Co. .................        174,100      5,466,740
TCF Financial Corp. ..............................         77,200      3,701,740
                                                                    ------------
                                                                       9,168,480
                                                                    ------------
Financial Data Processing Services & Systems 2.1%
Affiliated Computer Services Inc.* ...............        112,200      5,463,018
Fair, Issac & Company Inc. .......................         30,500      1,798,280
                                                                    ------------
                                                                       7,261,298
                                                                    ------------
Insurance 1.2%
RenaissanceRe Holdings Ltd. ......................         92,000      4,197,960
                                                                    ------------
Miscellaneous Financial 0.7%
Willis Group Holdings Ltd. .......................         83,500      2,567,625
                                                                    ------------
Securities Brokerage & Services 2.6%
Lehman Brothers Holdings Inc. ....................         67,400      4,655,992
T Rowe Price Group Inc. ..........................        104,200      4,299,292
                                                                    ------------
                                                                       8,955,284
                                                                    ------------
Total Financial Services .........................................    32,150,647
                                                                    ------------
Health Care 18.7%
Drugs & Biotechnology 10.5%
Allergan Inc. ....................................         66,600      5,243,418
Altana AG ADR ....................................         10,100        639,835
Biogen Inc.* .....................................         64,400      2,462,012
BioVail Corp.* ...................................         35,900      1,333,685
CV Therapeutics Inc.* ............................         99,100      2,180,200
Forest Laboratories Inc.* ........................         58,000      2,984,100
Genzyme Corp.* ...................................         54,700      2,529,875
InterMune Inc.* ..................................        169,300      3,230,244
Medimmune Inc.* ..................................        120,000      3,961,200
Millennium Pharmaceuticals Inc.* .................        117,600      1,809,864
Mylan Laboratories Inc. ..........................        115,900      4,479,535
Teva Pharmaceutical Industries Ltd. ADR ..........         99,800      5,703,570
                                                                    ------------
                                                                      36,557,538
                                                                    ------------
Health Care Services 5.2%
Aetna Inc. .......................................         51,500      3,143,045
Anthem Inc.* .....................................         24,700      1,761,851
Caremark Rx Inc.* ................................        336,800      7,611,680
Community Health Systems Inc.* ...................        181,800      3,945,060
Coventry Health Care Inc.* .......................         35,000      1,845,900
                                                                    ------------
                                                                      18,307,536
                                                                    ------------
Hospital Supply 3.0%
Dentsply International Inc. ......................         82,900      3,717,236
Guidant Corp. ....................................         61,100      2,862,535
Zimmer Holdings Inc.* ............................         72,383      3,988,303
                                                                    ------------
                                                                      10,568,074
                                                                    ------------
Total Health Care ................................................    65,433,148
                                                                    ------------


6   The notes are an integral part of the financial statements.

Issuer                                                    Shares        Value
--------------------------------------------------------------------------------
Materials & Processing 4.1%
Chemicals 1.3%
Eco Lab Inc. .................................          173,900      $ 4,390,975
                                                                     -----------
Containers & Packaging 1.0%
Sealed Air Corp.* ............................           74,900        3,537,527
                                                                     -----------
Fertilizers 0.7%
Potash Corp. .................................           34,900        2,462,195
                                                                     -----------
Gold & Precious Metals 1.1%
Newmont Mining Corp. .........................           96,700        3,780,003
                                                                     -----------
Total Materials & Processing .....................................    14,170,700
                                                                     -----------
Other 2.7%
Miscellaneous 2.7%
iShares Trust ................................           58,000        3,818,720
Nasdaq 100 Shares* ...........................          171,232        5,551,320
                                                                     -----------
Total Other ......................................................     9,370,040
                                                                     -----------
Other Energy 7.3%
Oil & Gas Producers 3.2%
Devon Energy Corp. ...........................           55,807        2,689,340
Newfield Exploration Co.* ....................          120,200        4,636,114
XTO Energy Inc. ..............................          178,200        3,740,418
                                                                     -----------
                                                                      11,065,872
                                                                     -----------
Oil Well Equipment & Services 4.1%
BJ Services Co.* .............................           61,500        2,101,455
Nabors Industries Ltd.* ......................           69,500        2,589,570
Noble Corp.* .................................           45,300        1,539,747
Patterson UTI Energy Inc.* ...................          118,400        3,205,088
Rowan Companies Inc.* ........................           75,800        1,863,164
Weatherford International Ltd.* ..............           83,350        3,148,963
                                                                     -----------
                                                                      14,447,987
                                                                     -----------
Total Other Energy ...............................................    25,513,859
                                                                     -----------
Producer Durables 3.8%
Miscellaneous Equipment 0.7%
Pentair Inc. .................................           64,700        2,579,589
                                                                     -----------
Production Technology Equipment 2.7%
LAM Research Corp.* ..........................          215,000        4,762,250
Novellus Systems Inc.* .......................           57,100        1,927,125
Teradyne Inc.* ...............................          147,500        2,743,500
                                                                     -----------
                                                                       9,432,875
                                                                     -----------
Telecommunications Equipment 0.4%
American Tower Corp.*+ .......................          118,100        1,198,715
                                                                     -----------
Total Producer Durables ..........................................    13,211,179
                                                                     -----------
Technology 18.9%
Communications Technology 2.2%
Adtran Inc. ..................................           66,200        4,050,116
Ciena Corp.* .................................          260,400        1,538,964
UTStarcom Inc.* ..............................           61,100        1,943,591
                                                                     -----------
                                                                       7,532,671
                                                                     -----------
Computer Software 6.7%
Adobe Systems Inc. ...........................          128,000        5,025,280
Amdocs Ltd.* .................................          138,600        2,605,680
BEA Systems Inc.* ............................          379,100        4,568,155
Ceridian Corp.* ..............................           98,100        1,826,622
Cognos Inc.* .................................          114,500        3,551,790
Mercury Interactive Corp.* ...................           41,300        1,875,433
Veritas Software Co.* ........................          128,000        4,019,200
                                                                     -----------
                                                                      23,472,160
                                                                     -----------

Issuer                                                    Shares        Value
--------------------------------------------------------------------------------
Computer Technology 0.5%
Sandisk Corp.* .................................          29,100    $  1,854,834
                                                                    ------------
Electronics 2.0%
Amphenol Corp. Cl. A* ..........................          36,700       1,910,235
Sanmina-SCI Corp. ..............................         268,400       2,603,480
Vishay Intertechnology Inc.* ...................         147,400       2,582,448
                                                                    ------------
                                                                       7,096,163
                                                                    ------------
Electronics: Semiconductors/Components 7.5%
Altera Corp.* ..................................         187,300       3,539,970
ATI Technologies Inc.* .........................         148,100       2,199,285
Broadcom Corp. Cl. A* ..........................         142,700       3,798,674
Cypress Semiconductor Corp.* ...................         358,000       6,329,440
Jabil Circuit Inc.* ............................          81,100       2,112,655
Microchip Technology Inc. ......................          99,800       2,389,212
National Semiconductor Corp.* ..................         182,100       5,880,008
                                                                    ------------
                                                                      26,249,244
                                                                    ------------
Total Technology .................................................    66,205,072
                                                                    ------------
Utilities 0.6%
Telecommunications 0.6%
Sprint PCS Corp.* ..............................         384,900       2,205,477
                                                                    ------------
Total Utilities ..................................................     2,205,477
                                                                    ------------
Total Common Stocks (Cost $281,023,976) ..........................   339,523,333
                                                                    ------------

Short-Term Investments 10.1%
State Street Navigator Securities Lending
 Prime Portfolio ...................................    35,360,449    35,360,449
                                                                      ----------
Total Short-Term Investments (Cost $35,360,449) ..................    35,360,449
                                                                      ----------

                                             Maturity    Amount of
Issuer                                         Date      Principal
--------------------------------------------------------------------------------
 Commercial Paper 2.7%
AIG Funding Inc., 1.08% .................   10/01/2003   $4,067,000    4,067,000
AIG Funding Inc., 1.03% .................   10/03/2003    3,610,000    3,609,794
American Express Credit
 Corp., 1.02% ...........................   10/03/2003      152,000      151,991
Morgan Stanley Dean
 Witter & Co., 1.04% ....................   10/03/2003    1,674,000    1,673,903
                                                                      ----------
 Total Commercial Paper (Cost $9,502,688) ...........................  9,502,688
                                                                      ----------

                                                        % of
                                                      Net Assets
--------------------------------------------------------------------------------
Summary of Portfolio Assets
Investments (Cost $325,887,113) .................       110.0%      384,386,470)
Cash and Other Assets, Less Liabilities .........       (10.0%)     (34,791,870)
                                                        -----     -------------
Net Assets ......................................       100.0%    $ 349,594,600)
                                                        =====     =============

KEY TO SYMBOLS

*   Denotes a security which has not paid a dividend during the last year.

ADR Stands for American Depositary Receipt.

+ Denotes a Rule 144A restricted security, meaning that it trades only among certain qualified institutional buyers. As of the report date, the fund had 0.10% of net assets in Rule 144A securities.

Federal Income Tax Information

At September 30, 2003, the net unrealized appreciation of investments based on cost for federal income tax purposes of $326,353,372 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost                  $65,935,760

Aggregate gross unrealized depreciation for all investments
in which there is an excess of tax cost over value                   (7,902,662)
                                                                    -----------
                                                                    $58,033,098
                                                                    ===========


The notes are an integral part of the financial statements.
                                   State Street Research Mid-Cap Growth Fund   7

FINANCIAL
     Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 2003

Assets
Investments, at value (Cost $325,887,113) (Note 1)............   $384,386,470
Cash .........................................................      2,038,103
Receivable for securities sold ...............................      1,551,265
Receivable for fund shares sold ..............................        115,083
Dividends receivable .........................................         81,694
Other assets .................................................         55,982
                                                                 ------------
                                                                  388,228,597
                                                                 ------------
Liabilities
Payable for collateral received on securities loaned .........     35,360,449
Payable for securities purchased .............................      2,037,155
Payable for fund shares redeemed .............................        301,020
Accrued transfer agent and shareholder services ..............        289,778
Accrued management fee .......................................        268,889
Accrued distribution and service fees ........................         81,228
Accrued trustees' fees .......................................         29,859
Accrued administration fee ...................................         20,107
Other accrued expenses .......................................        245,512
                                                                 ------------
                                                                   38,633,997
                                                                 ------------
Net Assets ...................................................   $349,594,600
                                                                 ============
Net Assets consist of:
Unrealized appreciation of investments .......................   $ 58,499,357
Accumulated net realized loss ................................   (356,265,476)
Paid-in capital ..............................................    647,360,719
                                                                 ------------
                                                                 $349,594,600
                                                                 ============

                    Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

  Class     Net Assets    /   Number of Shares   =     NAV
  A        $179,519,207          33,555,763          $5.35*
  B(1)     $ 28,518,264           6,234,339          $4.57**
  B        $ 95,215,848          20,545,665          $4.63**
  C        $ 12,043,639           2,623,767          $4.59**
  S        $ 34,297,642           6,037,457          $5.68

*  Maximum offering price per share = $5.68 ($5.35 [divided by] 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended September 30, 2003

Investment Income
Dividends, net of foreign taxes of $9,563 (Note 1)............   $ 1,184,969
Interest (Note 1) ............................................       304,815
                                                                 -----------
                                                                   1,489,784
                                                                 -----------
Expenses
Management fee (Note 2) ......................................     2,400,292
Transfer agent and shareholder services (Note 2) .............     1,767,824
Custodian fee ................................................       149,069
Reports to shareholders ......................................       100,296
Administration fee ...........................................        77,616
Distribution and service fees - Class A (Note 4) .............       472,838
Distribution and service fees - Class B(1) (Note 4) ..........       242,238
Distribution and service fees - Class C (Note 4) .............       111,375
Audit fee ....................................................        36,365
Registration fees ............................................        28,525
Trustees' fees (Note 2) ......................................        24,542
Legal fees ...................................................        21,052
Miscellaneous ................................................        33,681
                                                                 -----------
                                                                   5,465,713
Fees paid indirectly (Note 2) ................................       (16,842)
                                                                 -----------
                                                                   5,448,871
                                                                 -----------
Net investment loss ..........................................    (3,959,087)
                                                                 -----------
Realized and Unrealized Gain (Loss) on
Investments
Net realized loss on investments (Notes 1 and 3) .............    (2,516,067)
Change in unrealized appreciation of investments .............    96,745,512
                                                                 -----------
Net gain on investments ......................................    94,229,445
                                                                 -----------
Net increase in net assets resulting from operations .........   $90,270,358
                                                                 ===========


8   The notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            Years ended
                                                           September 30
                                                -------------------------------
                                                      2003             2002*
                                                -------------------------------
Increase (Decrease) In Net Assets
Operations:
Net investment loss ........................    $  (3,959,087)    $  (6,329,931)
Net realized loss on investments ...........       (2,516,067)      (92,837,818)
Change in unrealized appreciation of
   investments .............................       96,745,512        24,991,773
                                                -------------     -------------
Net increase (decrease) resulting from
   operations ..............................       90,270,358       (74,175,976)
                                                -------------     -------------
Net decrease from fund share
   transactions (Note 6) ...................      (43,134,681)      (73,285,726)
                                                -------------     -------------
Total increase (decrease) in net assets ....       47,135,677      (147,461,702)
                                                =============     =============
Net Assets
Beginning of year ..........................      302,458,923       449,920,625
                                                -------------     -------------
End of year ................................    $ 349,594,600     $ 302,458,923
                                                =============     =============

* Audited by other auditors

Notes to Financial Statements
--------------------------------------------------------------------------------
September 30, 2003

Note 1
State Street Research Mid-Cap Growth Fund is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The investment objective of the fund is to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its net assets in mid-cap stocks. These may include common and preferred stocks, convertible securities and warrants.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees equal to 1.00% of average daily net assets and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds and also automatically convert to Class A shares at the end of eight years. Class B shares may also be subject to annual service and distribution fees equal to 1.00% of average daily net assets. However, these fees are currently waived under the terms of the distribution plan. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees equal to 1.00% of average daily net assets. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of these securities, then they are valued at their fair value taking this trading or these events into account.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


The notes are an integral part of the financial statements.
                                   State Street Research Mid-Cap Growth Fund   9

--------------------------------------------------------------------------------
C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends from net investment income are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to differing treatments for wash sale deferrals.

E. Federal Income Taxes
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At September 30, 2003, the fund had a capital loss carryforward of $355,799,217 available, to the extent provided in regulations, to offset future capital gains, if any, of which $21,447,854, 247,124,039, and 87,227,324 expire on
September 30, 2009, 2010 and 2011, respectively.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to litigation settlements. At September 30, 2003, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales and post-October losses. At September 30, 2003, the tax basis distributable earnings were $0 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term gains.

F. Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At September 30, 2003, the value of the securities loaned and the value of collateral were $34,371,036 and $35,360,449 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. The collateral was marked to market the next business day and made equal to at least 100% of the current market value of the loaned securities and accrued interest. During the year ended September 30, 2003, income from securities lending amounted to $88,825 and is included in interest income.

Note 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the first $500 million of average net assets, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion of average net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended September 30, 2003, the fees pursuant to such agreement amounted to $2,400,292.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended September 30, 2003, the amount of such expenses allocated to the fund was $698,086.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended September 30, 2003, the fund's transfer agent fees were reduced by $16,842 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $24,542 during the year ended September 30, 2003.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended September 30, 2003, the amount of such expenses was $77,616.

Note 3
For the year ended September 30, 2003, purchases and sales of securities, exclusive of short-term obligations, aggregated $324,364,790, and $355,344,525, respectively.

Note 4
The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1) and Class C shares. Currently, the annual service and distribution fees paid by Class B shares have been voluntarily waived to 0.00%. The fund expects this waiver to continue, although there is no guarantee that it will. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 2003, fees pursuant to such plans amounted to $472,838, $242,238 and $111,375 for Class A, Class B(1) and Class C shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of September 30, 2003, there were $2,010,375 and $1,693,357 for Class A and Class C shares, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $51,162 and $138,463, respectively, on sales of Class A shares of the fund during the year ended September 30, 2003, and that MetLife Securities, Inc. earned commissions aggregating $126,661 and $507 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $52,712, $547 and $216 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 5
PricewaterhouseCoopers LLP resigned as the fund's independent accountants as of April 25, 2003. The Trustees voted to appoint Deloitte & Touche LLP as the fund's independent accountants for the fund's fiscal year ended September 30, 2003. During the previous two years, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope or accounting principle. Further, in connection with its audits for the two previous fiscal years and through April 25, 2003, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share.

These transactions break down by share class as follows:

                                           Years ended September 30
                         ------------------------------------------------------------
                                    2003                       2002*
                         ------------------------------------------------------------
Class A                       Shares         Amount         Shares          Amount
-------------------------------------------------------------------------------------
Shares sold                10,362,428    $ 47,693,729     12,872,573    $ 68,780,491
Shares redeemed           (12,783,402)    (57,272,190)   (16,997,725)    (89,584,675)
                          -----------    ------------    -----------    ------------
Net decrease               (2,420,974)   $ (9,578,461)    (4,125,152)   $(20,804,184)
                          ===========    ============    ===========    ============

Class B(1)                    Shares         Amount         Shares          Amount
-------------------------------------------------------------------------------------
Shares sold                 1,604,810    $  6,518,156      1,865,430    $  8,577,447
Shares redeemed            (1,808,414)     (6,879,464)    (1,407,386)     (6,207,338)
                          -----------    ------------    -----------    ------------
Net increase (decrease)      (203,604)   $   (361,308)       458,044    $  2,370,109
                          ===========    ============    ===========    ============

Class B                       Shares         Amount         Shares          Amount
-------------------------------------------------------------------------------------
Shares sold                   416,179    $  1,648,440        727,648    $  3,315,351
Shares redeemed            (6,915,765)    (27,246,929)    (9,900,212)    (44,833,459)
                          -----------    ------------    -----------    ------------
Net decrease               (6,499,586)   $(25,598,489)    (9,172,564)   $(41,518,108)
                          ===========    ============    ===========    ============

Class C                       Shares         Amount         Shares          Amount
-------------------------------------------------------------------------------------
Shares sold                   316,274    $  1,309,387        211,840    $  1,014,532
Shares redeemed              (799,177)     (3,109,189)    (1,064,624)     (4,952,964)
                          -----------    ------------    -----------    ------------
Net decrease                 (482,903)   $ (1,799,802)      (852,784)   $ (3,938,432)
                          ===========    ============    ===========    ============

Class S                       Shares         Amount         Shares          Amount
-------------------------------------------------------------------------------------
Shares sold                 1,519,064    $  7,703,821      1,361,310    $  7,769,327
Shares redeemed            (2,637,590)    (13,500,442)    (2,998,486)    (17,164,438)
                          -----------    ------------    -----------    ------------
Net decrease               (1,118,526)   $ (5,796,621)    (1,637,176)   $ (9,395,111)
                          ===========    ============    ===========    ============

* Audited by other auditors


                                  State Street Research Mid-Cap Growth Fund   11

FINANCIAL
        Highlights

For a share outstanding throughout each year:

                                                                            Class A - Years ended September 30
                                                               -----------------------------------------------------------
                                                               2003(a)   2002(a)(f)   2001(a)(f)   2000(a)(f)   1999(a)(f)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                            4.03       5.04        20.10        13.64        11.95
                                                               -------    -------      -------      -------      -------
  Net investment loss ($)                                        (0.06)     (0.07)       (0.06)       (0.15)       (0.14)
  Net realized and unrealized gain (loss) on investments ($)      1.38      (0.94)       (6.47)        7.44         3.15
                                                               -------    -------      -------      -------      -------
Total from investment operations ($)                              1.32      (1.01)       (6.53)        7.29         3.01
                                                               -------    -------      -------      -------      -------
  Distributions from capital gains ($)                              --         --        (8.53)       (0.83)       (1.32)
                                                               -------    -------      -------      -------      -------
Total distributions ($)                                             --         --        (8.53)       (0.83)       (1.32)
                                                               -------    -------      -------      -------      -------
Net asset value, end of year ($)                                  5.35       4.03         5.04        20.10        13.64
                                                               =======    =======      =======      =======      =======
Total return %(b)                                                32.75     (20.04)      (49.83)       54.91        26.75

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                        179,519    144,814      201,936      450,521      321,667
Expense ratio (%)                                                 1.75       1.78         1.56         1.38         1.40
Expense ratio after expense reductions (%)                        1.74       1.76         1.54         1.37         1.38
Ratio of net investment loss to average net assets (%)           (1.36)     (1.33)       (0.73)       (0.85)       (1.03)
Portfolio turnover rate (%)                                     104.91     136.30       123.50       171.87        68.03

                                                                           Class B(1) - Years ended September 30
                                                               -----------------------------------------------------------
                                                               2003(a)   2002(a)(f)   2001(a)(f)   2000(a)(f)   1999(a)(c)(f)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                            3.47       4.36        18.83        12.90        13.17
                                                               -------    -------      -------      -------      -------
  Net investment loss ($)                                        (0.09)     (0.09)       (0.09)       (0.26)       (0.17)
  Net realized and unrealized gain (loss) on investments ($)      1.19      (0.80)       (5.85)        7.02        (0.10)
                                                               -------    -------      -------      -------      -------
Total from investment operations ($)                              1.10      (0.89)       (5.94)        6.76        (0.27)
                                                               -------    -------      -------      -------      -------
  Distributions from capital gains ($)                              --         --        (8.53)       (0.83)          --
                                                               -------    -------      -------      -------      -------
Total distributions ($)                                             --         --        (8.53)       (0.83)          --
                                                               -------    -------      -------      -------      -------
Net asset value, end of year ($)                                  4.57       3.47         4.36        18.83        12.90
                                                               =======    =======      =======      =======      =======
Total return %(b)                                                31.70     (20.41)      (50.25)       53.90        (2.05)(d)

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                         28,518     22,314       26,083       37,063        8,730
Expense ratio (%)                                                 2.45       2.48         2.26         2.11         2.15(e)
Expense ratio after expense reductions (%)                        2.44       2.46         2.24         2.10         2.13(e)
Ratio of net investment loss to average net assets (%)           (2.17)     (2.02)       (1.43)       (1.52)       (1.81)(e)
Portfolio turnover rate (%)                                     104.91     136.30       123.50       171.87        68.03

                                                                            Class B - Years ended September 30
                                                               -----------------------------------------------------------
                                                               2003(a)   2002(a)(f)   2001(a)(f)   2000(a)(f)   1999(a)(f)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                            3.48       4.36        18.82        12.90        11.45
                                                               -------    -------      -------      -------      -------
  Net investment loss ($)                                        (0.03)     (0.07)       (0.10)       (0.26)       (0.22)
  Net realized and unrealized gain (loss) on investments ($)      1.18      (0.81)       (5.83)        7.01         2.99
                                                               -------    -------      -------      -------      -------
Total from investment operations ($)                              1.15      (0.88)       (5.93)        6.75         2.77
                                                               -------    -------      -------      -------      -------
  Distributions from capital gains ($)                              --         --        (8.53)       (0.83)       (1.32)
                                                               -------    -------      -------      -------      -------
Total distributions ($)                                             --         --        (8.53)       (0.83)       (1.32)
                                                               -------    -------      -------      -------      -------
Net asset value, end of year ($)                                  4.63       3.48         4.36        18.82        12.90
                                                               =======    =======      =======      =======      =======
Total return %(b)                                                33.05     (20.18)      (50.18)       53.83        25.74

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                         95,216     94,029      157,788      411,584      318,695
Expense ratio (%)                                                 1.45       1.88         2.26         2.11         2.15
Expense ratio after expense reductions (%)                        1.44       1.86         2.24         2.10         2.13
Ratio of net investment loss to average net assets (%)           (0.83)     (1.46)       (1.44)       (1.58)       (1.77)
Portfolio turnover rate (%)                                     104.91     136.30       123.50       171.87        68.03

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) January 1, 1999 (commencement of share class) to September 30, 1999
(d) Not annualized
(e) Annualized
(f) Audited by other auditors

                                                                            Class C - Years ended September 30
                                                               -----------------------------------------------------------
                                                               2003(a)   2002(a)(f)   2001(a)(f)   2000(a)(f)   1999(a)(f)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           3.48       4.39        18.87        12.93        11.47
                                                               ------     ------       ------      -------       ------
  Net investment loss ($)                                       (0.08)     (0.09)       (0.10)       (0.27)       (0.22)
  Net realized and unrealized gain (loss) on investments ($)     1.19      (0.82)       (5.85)        7.04         3.00
                                                               ------     ------       ------      -------       ------
Total from investment operations ($)                             1.11      (0.91)       (5.95)        6.77         2.78
                                                               ------     ------       ------      -------       ------
  Distributions from capital gains ($)                             --         --        (8.53)       (0.83)       (1.32)
                                                               ------     ------       ------      -------       ------
Total distributions ($)                                            --         --        (8.53)       (0.83)       (1.32)
                                                               ------     ------       ------      -------       ------
Net asset value, end of year ($)                                 4.59       3.48         4.39        18.87        12.93
                                                               ======     ======       ======      =======       ======
Total return %(b)                                               31.90     (20.73)      (50.15)       53.86        25.77

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                        12,044     10,805       17,362       51,721       41,235
Expense ratio (%)                                                2.45       2.48         2.26         2.11         2.15
Expense ratio after expense reductions (%)                       2.44       2.46         2.24         2.10         2.13
Ratio of net investment loss to average net assets (%)          (2.00)     (2.05)       (1.44)       (1.58)       (1.77)
Portfolio turnover rate (%)                                    104.91     136.30       123.50       171.87        68.03

                                                                            Class S - Years ended September 30
                                                               -----------------------------------------------------------
                                                               2003(a)   2002(a)(f)   2001(a)(f)   2000(a)(f)   1999(a)(f)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           4.26       5.32        20.62        13.94        12.16
                                                               ------     ------       ------      -------       ------
  Net investment loss ($)                                       (0.04)     (0.06)       (0.04)       (0.11)       (0.10)
  Net realized and unrealized gain (loss) on investments ($)     1.46      (1.00)       (6.73)        7.62         3.20
                                                               ------     ------       ------      -------       ------
Total from investment operations ($)                             1.42      (1.06)       (6.77)        7.51         3.10
                                                               ------     ------       ------      -------       ------
  Distributions from capital gains ($)                             --         --        (8.53)       (0.83)       (1.32)
                                                               ------     ------       ------      -------       ------
Total distributions ($)                                            --         --        (8.53)       (0.83)       (1.32)
                                                               ------     ------       ------      -------       ------
Net asset value, end of year ($)                                 5.68       4.26         5.32        20.62        13.94
                                                               ======     ======       ======      =======       ======
Total return %(b)                                               33.33     (19.92)      (49.68)       55.32        27.06

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                        34,298     30,497       46,751      121,727       90,751
Expense ratio (%)                                                1.45       1.48         1.26         1.11         1.15
Expense ratio after expense reductions (%)                       1.44       1.46         1.24         1.10         1.13
Ratio of net investment loss to average net assets (%)          (0.87)     (1.05)       (0.43)       (0.58)       (0.77)
Portfolio turnover rate (%)                                    104.91     136.30       123.50       171.87        68.03


The notes are an integral part of the financial statements.
                                  State Street Research Mid-Cap Growth Fund   13

INDEPENDENT AUDITORS'
     Report

To the Board of Trustees and Shareholders of State Street Research Mid-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Mid-Cap Growth Fund (the "Fund"), a series of State Street Research Capital Trust, as of September 30, 2003, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended September 30, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2002, and the financial highlights for each of the years in the four-year period ended September 30, 2002, were audited by other auditors whose report dated November 8, 2002, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

October 31, 2003

TRUSTEES AND OFFICERS
     State Street Research Capital Trust

Name,               Position(s)  Term of Office
Address              Held with    and Length of              Principal Occupations
and Age(a)              Fund     Time Served(b)               During Past 5 Years
===================================================================================================
Independent Trustees
Bruce R. Bond         Trustee        Since       Retired; formerly Chairman of the Board, Chief
(57)                                  1999       Executive Officer and President, PictureTel
                                                 Corporation (video conferencing systems)
---------------------------------------------------------------------------------------------------
Steve A. Garban       Trustee        Since       Retired; formerly Senior Vice President for
(66)                                  1997       Finance and Operations and Treasurer, The
                                                 Pennsylvania State University
---------------------------------------------------------------------------------------------------
Dean O. Morton        Trustee        Since       Retired; formerly Executive Vice President, Chief
(71)                                  1985       Operating Officer and Director, Hewlett-Packard
                                                 Company (computer manufacturer)

---------------------------------------------------------------------------------------------------
Susan M. Phillips     Trustee        Since       Dean, School of Business and Public Management,
(58)                                  1998       George Washington University; formerly a member of
                                                 the Board of Governors of the Federal Reserve
                                                 System; and Chairman and Commissioner of the
                                                 Commodity Futures Trading Commission
---------------------------------------------------------------------------------------------------
Toby Rosenblatt       Trustee        Since       President, Founders Investments Ltd.
(65)                                  1995       (investments); formerly President, The Glen Ellen
                                                 Company (private investment firm)
---------------------------------------------------------------------------------------------------
Michael S.            Trustee        Since       Jay W. Forrester Professor of Management, Sloan
Scott Morton (66)                     1987       School of Management, Massachusetts Institute of
                                                 Technology
---------------------------------------------------------------------------------------------------
James M. Storey       Trustee        Since       Attorney; formerly Partner, Dechert (law firm)
(72)                                  2002


===================================================================================================
Interested Trustees
Richard S. Davis(+)   Trustee        Since       Chairman of the Board, President and Chief
(58)                                  2000       Executive Officer of State Street Research &
                                                 Management Company; formerly Senior Vice
                                                 President, Fixed Income Investments, Metropolitan
                                                 Life Insurance Company
===================================================================================================
Officers
John F. Burbank       Vice           Since       Managing Director of State Street Research &
(66)                  President       2001       Management Company; formerly Senior Vice
                                                 President, State Street Research & Management
                                                 Company
---------------------------------------------------------------------------------------------------
Caroline Evascu       Vice           Since       Vice President of State Street Research &
(28)                  President       2003       Management Company; formerly Vice President and
                                                 senior analyst at SG Cowen Asset Management; and
                                                 research associate at Donaldson, Lufkin & Jenrette
---------------------------------------------------------------------------------------------------
C. Kim Goodwin        Vice           Since       Managing Director and Chief Investment Officer -
(44)                  President       2002       Equities of State Street Research & Management
                                                 Company; formerly Chief Investment Officer - U.S.
                                                 Growth Equities, American Century
---------------------------------------------------------------------------------------------------
Paul Haagensen        Vice           Since       Senior Vice President of State Street Research &
(57)                  President       2003       Management Company; formerly Portfolio Manager and
                                                 senior analyst at Putnam Investments
---------------------------------------------------------------------------------------------------
Eileen M. Leary       Vice           Since       Senior Vice President of State Street Research &
(41)                  President       2002       Management Company; formerly Vice President, State
                                                 Street Research & Management Company
---------------------------------------------------------------------------------------------------
John S. Lombardo      Vice           Since       Managing Director, Chief Financial Officer and
(48)                  President       2001       Director of State Street Research & Management
                                                 Company; formerly Executive Vice President, State
                                                 Street Research & Management Company; and Senior
                                                 Vice President, Product and Financial Management,
                                                 MetLife Auto & Home
---------------------------------------------------------------------------------------------------
Andrew Morey          Vice           Since       Senior Vice President of State Street Research &
(34)                  President       2003       Management Company; formerly Vice President, State
                                                 Street Research & Management Company
---------------------------------------------------------------------------------------------------
Tucker Walsh          Vice           Since       Managing Director of State Street Research &
(34)                  President       1999       Management Company; formerly Vice President and
                                                 analyst, State Street Research & Management
                                                 Company
---------------------------------------------------------------------------------------------------
Douglas A. Romich     Treasurer      Since       Senior Vice President and Treasurer of State
(46)                                  2001       Street Research & Management Company; formerly
                                                 Vice President and Assistant Treasurer, State
                                                 Street Research & Management Company
---------------------------------------------------------------------------------------------------
Francis J.            Secretary      Since       Managing Director, General Counsel and Secretary
McNamara, III (48)                    1995       of State Street Research & Management Company;
                                                 formerly Executive Vice President, State Street
                                                 Research & Management Company

                        Number of Funds
Name,                   in Fund Complex                    Other
Address                   Overseen by                Directorships Held
and Age(a)             Trustee/Officer(c)            by Trustee/Officer
================================================================================
Independent Trustees           19           Ceridian Corporation
Bruce R. Bond
(57)

--------------------------------------------------------------------------------
Steve A. Garban                55           Metropolitan Series Fund, Inc.(d)
(66)

--------------------------------------------------------------------------------
Dean O. Morton                 55           The Clorox Company; KLA-Tencor
(71)                                        Corporation; BEA Systems, Inc.;
                                            Cepheid; Pharsight Corporation; and
                                            Metropolitan Series Fund, Inc.(d)
--------------------------------------------------------------------------------
Susan M. Phillips              19           The Kroger Co.
(58)



--------------------------------------------------------------------------------
Toby Rosenblatt                55           A.P. Pharma, Inc.; and Metropolitan
(65)                                        Series Fund, Inc.(d)

--------------------------------------------------------------------------------
Michael S.                     55           Metropolitan Series Fund, Inc.(d)
Scott Morton (66)

--------------------------------------------------------------------------------
James M. Storey                19           SEI Investments Funds (consisting of
(72)                                        104 portfolios); and The
                                            Massachusetts Health & Education
                                            Tax-Exempt Trust
================================================================================
Interested Trustees
Richard S. Davis(+)            19           None
(58)



================================================================================
Officers
John F. Burbank                 3           None
(66)


--------------------------------------------------------------------------------
Caroline Evascu                 3           None
(28)


--------------------------------------------------------------------------------
C. Kim Goodwin                 18           None
(44)


--------------------------------------------------------------------------------
Paul Haagensen                  3           None
(57)

--------------------------------------------------------------------------------
Eileen M. Leary                 3           None
(41)

--------------------------------------------------------------------------------
John S. Lombardo               19           None
(48)




--------------------------------------------------------------------------------
Andrew Morey                    3           None
(34)

--------------------------------------------------------------------------------
Tucker Walsh                    3           None
(34)


--------------------------------------------------------------------------------
Douglas A. Romich              19           None
(46)


--------------------------------------------------------------------------------
Francis J.                     19           None
McNamara, III (48)

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc., is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 36 separate portfolios.

(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

[LOGO] STATE STREET RESEARCH
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       Boston, MA 02111-2690

                                                                ----------------
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                                                                      PAID
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                                                                   HUDSON, MA
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--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

Internet   www.ssrfunds.com

E-mail     info@ssrfunds.com

Phone      1-87-SSR-FUNDS (1-877-773-8637),
           toll-free, 7 days a week, 24 hours a day
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Fax        1-617-737-9722 (request confirmation number
           first from the Service Center by calling 1-877-773-8637)

Mail       State Street Research Service Center
           P.O. Box 8408, Boston, MA 02266-8408

--------------------------------------------------------------------------------
Did You Know?

State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

--------------------------------------------------------------------------------

OverView

For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts

For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing

For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

                                   [GRAPHIC]

                  for Excellence in Shareholder Communications

                                   [GRAPHIC]

                           for Excellence in Service

This report must be accompanied or preceded by a current prospectus. When used as sales material after December 31, 2003, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

Member NASD, SIPC
(C)2003 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA  02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp1104)SSR-LD                                      MG-2653-1103

[BACKGROUND GRAPHIC]

                                                    [LOGO] STATE STREET RESEARCH

[PHOTO]

Emerging Growth Fund

September 30, 2003




                                                   Annual Report to Shareholders

Table of Contents

3  Performance Discussion

6  Portfolio Holdings

8  Financial Statements

12 Financial Highlights

14 Independent Auditors' Report

15 Trustees and Officers

FROM THE CHAIRMAN
    State Street Research

Optimism in the Economy
The uncertainty that plagued the markets early in the 12-month period ended September 30, 2003, and gave way to optimism as economic news brightened. Low short-term interest rates, a significant income tax cut and higher government spending worked together to boost economic growth to its highest level in four years. Housing sales remained strong, although auto sales slipped late in the period. Corporate profits staged a solid rebound. Employment was the only holdout, as the jobless rate remained stubbornly high.

A Weak Start, Then Stocks Move Higher
The economy's weak showing held stocks back early in the period as investors backed away from risk in the buildup to war. However, in the second quarter of 2003 stocks began an impressive rally that continued until the last weeks of the period. Technology stocks were the strongest performers. Consumer stocks also gained ground as spending remained strong. In general, small- and mid-cap stocks outperformed large-caps, and growth stocks significantly outpaced value. Although all stock market indexes reported solid gains for the period, they were trimmed somewhat in the final weeks of September after news that consumer confidence had dropped.

Bonds Retreat in Second Half
As investors began to add risk back into their portfolios, lower-quality segments of the bond market staged an impressive comeback. High-yield bonds and emerging market bonds were the period's strongest performers. However, as interest rates began to climb and as investors moved money into the stock market, bonds gave back some of their gains in the second half of the period. Mortgage bonds lagged as mortgage prepayment activity heated up in the spring. Municipal bonds were hurt by concerns over state budget deficits and revenue shortfalls.

Looking Ahead
A revival for riskier segments of both the stock and bond markets took many investors by surprise over the past year. Yet, it provided an excellent reminder that the best way to take advantage of the market's strongest gains is to own a diversified portfolio of stocks and bonds. We hope you will take time to talk to your financial advisor about diversification. And as always, we look forward to helping you achieve your long-term financial goals with State Street Research Funds.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman

September 30, 2003

--------------------------------------------------------------------------------

A Special Message on Recent News

Recent articles in the press have highlighted investigations into after-hours trading and frequent-trading practices in the mutual fund industry. These are serious matters, and we want to assure you that State Street Research is committed to maintaining full compliance with all legal requirements and ethical standards regarding these and other mutual fund trading practices. In fact, our mutual fund trading processes are designed to prevent these types of activities from taking place, and we are committed to maintaining their integrity. Our trade processing procedures carefully track the forward-pricing requirements contained in federal regulations and in our funds' prospectuses. We closely monitor trading in our funds and take measures to prevent market timing whenever it is identified. Furthermore, we do not enter into any special arrangements that would permit investors to avoid the forward-pricing or market-timing provisions of our prospectuses.

In recent weeks, we have carefully reviewed our trading policies, procedures and operations. In addition, our firm recommended early on that the funds' Trustees engage an independent accounting firm, which has been reviewing trading issues on behalf of our funds' Audit Committee. While there is always more work that can be done, I am pleased to report that we believe our processes are working effectively, based on our preliminary findings. We understand that our relationship with our shareholders is based on trust, and we are committed to acting in the best interests of our shareholders at all times.

--------------------------------------------------------------------------------

PERFORMANCE
     Discussion as of September 30, 2003

How State Street Research Emerging Growth Fund Performed
State Street Research Emerging Growth Fund returned 33.22% for the 12-month period ended September 30, 2003.(1) That was below the Russell 2000[RegTM] Growth Index, which returned 41.72% over the same period.(2) The fund also underperformed the Lipper Small-Cap Growth Funds Average, which returned 34.03% over the same period.(3)

Reasons for the Fund's Performance
The fund's strong absolute returns were driven by investments in a broad range of industries and sectors. However, underweights in the strong-performing Technology and Health Care sectors, as well as specific disappointments among our Health Care holdings, accounted for the fund's underperformance compared to its benchmark. The fund's investments in Consumer Discretionary stocks were a plus for performance; however, we were overweight in the sector compared to the index, and that was also a modest drag on the fund's return.

In Health Care, Province Healthcare, Priority Healthcare and CV Therapeutics were disappointments. We sold our position in Province Healthcare. In Technology our investment in SanDisk, which makes memory chips for consumer electronics, made a strong contribution to return. The fund also benefited from owning International Rectifier, National Semiconductor and Silicon Storage Technology.

In the Consumer Discretionary sector, our investments in online travel, post-secondary education and gaming stocks provided strong returns. However, our investments in casual dining restaurants, including The Cheesecake Factory and O'Charley's, lagged as a slower economy depressed earnings. Cox Radio and Radio One also detracted from returns.

Looking Ahead
As the year progressed, we became more optimistic about Technology stocks and added new semiconductor holdings. However, at the period's end we remained underweight in the sector. Within the Consumer Discretionary sector, we maintained our exposure to gaming stocks and initiated a position in Mandalay Bay. However, our stake in consumer-oriented stocks was slightly lower at the end of the period because we sold or decreased our positions in strong performers such as Ann Taylor and Michael's. We also reduced our exposure to restaurant stocks and added Krispy Kreme to the portfolio.

Top 10 Holdings
--------------------------------------------------------------------------------

Issuer/Security                                % of fund net assets
      1          Alliance Gaming                      3.3%
                 -------------------------------------------------
      2          Caremark Rx                          2.9%
                 -------------------------------------------------
      3          ESCO Technologies                    2.7%
                 -------------------------------------------------
      4          Harman International                 2.4%
                 -------------------------------------------------
      5          Autobytel.com                        2.4%
                 -------------------------------------------------
      6          Sylvan Learning Systems              2.3%
                 -------------------------------------------------
      7          Aeroflex                             2.1%
                 -------------------------------------------------
      8          Coventry Health Care                 1.9%
                 -------------------------------------------------
      9          International Rectifier              1.7%
                 -------------------------------------------------
      10         American Medical Systems Holdings    1.6%
                 -------------------------------------------------
                 Total                               23.3%

Performance: Class A
--------------------------------------------------------------------------------
Fund average annual total return as of 9/30/03(4,6,7)
(does not reflect sales charge)

                                  Life of Fund
      1 Year       5 Years          (10/4/93)
      33.22%        10.54%            7.34%

--------------------------------------------------------------------------------
Fund average annual total return as of 9/30/03(4,5,6,7)
(at maximum applicable sales charge)

                                  Life of Fund
      1 Year       5 Years          (10/4/93)
      25.56%         9.24%            6.70%

--------------------------------------------------------------------------------
Russell 2000 Growth Index as of 9/30/03(2)

                                  Life of Fund
      1 Year       5 Years          (10/4/93)
      41.72%         2.75%            4.46%

--------------------------------------------------------------------------------

See pages 4 and 5 for additional performance data for Class A shares and for performance data on other share classes.

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

(1) Class A shares; does not reflect sales charge.
(2) The Russell 2000 Growth Index contains those stocks within the complete Russell 2000 Index (a small-company index) that show above-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.
(3) The Lipper Small-Cap Growth Funds Average shows performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.
(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5) Performance reflects a maximum 5.75% Class A share front-end sales charge.
(6) Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.
(7) Because the fund invests in emerging growth and special situation companies, an investment in the fund may involve greater-than-average risk and above-average price fluctuations. Small-company stocks are more volatile than large-company stocks. Favorable investments in initial public offerings ("IPOs") have helped produce short-term returns in some periods that are not typical and may not continue in the future.


                                  State Street Research Emerging Growth Fund   3

PERFORMANCE
     Discussion as of September 30, 2003

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return
Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return
Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund
Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A

                                                                    Life of Fund
                                                 1 Year   5 Years    (10/4/93)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                  33.22%    65.06%     102.95%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)             25.56%    55.57%      91.28%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)             25.56%     9.24%       6.70%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                               '93      '94      '95      '96      '97      '98      '99      '00      '01      '02      '03
Class A .................   $ 9,425    8,448    9,563   11,182   16,549   11,589   14,961   21,850   15,263   14,358   19,128
Russell 2000 Growth Index   $10,000   10,086   12,931   14,562   17,962   13,502   17,908   23,221   13,331   10,910   15,462

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1)

                                                                    Life of Fund
                                                 1 Year   5 Years    (10/4/93)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                  32.25%    59.82%      89.68%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)             27.25%    57.82%      89.68%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)             27.25%     9.56%       6.61%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                               '93      '94      '95      '96      '97      '98      '99      '00      '01      '02      '03
Class B(1) ..............   $10,000    8,921   10,031   11,634   17,090   11,868   15,235   22,095   15,360   14,342   18,968
Russell 2000 Growth Index   $10,000   10,086   12,931   14,562   17,962   13,502   17,908   23,221   13,331   10,910   15,462

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B (only available through exchanges from another Class B account)

                                                                    Life of Fund
                                                 1 Year   5 Years    (10/4/93)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                  32.21%    60.00%      89.89%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)             27.21%    58.00%      89.89%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)             27.21%     9.58%       6.62%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                               '93      '94      '95      '96      '97      '98      '99      '00      '01      '02      '03
Class B .................   $10,000    8,921   10,031   11,634   17,090   11,868   15,235   22,080   15,363   14,363   18,989
Russell 2000 Growth Index   $10,000   10,086   12,931   14,562   17,962   13,502   17,908   23,221   13,331   10,910   15,462

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C

                                                                    Life of Fund
                                                 1 Year   5 Years    (10/4/93)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                  32.17%    59.93%      90.04%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)             31.17%    59.93%      90.04%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)             31.17%     9.85%       6.63%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                               '93      '94      '95      '96      '97      '98      '99      '00      '01      '02      '03
Class C .................   $10,000    8,921   10,031   11,623   17,103   11,883   15,235   22,095   15,278   14,378   19,004
Russell 2000 Growth Index   $10,000   10,086   12,931   14,562   17,962   13,502   17,908   23,221   13,331   10,910   15,462

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R

                                                                    Life of Fund
                                                 1 Year   5 Years    (10/4/93)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                  32.99%    64.77%     102.60%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)             32.99%    64.77%     102.60%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)             32.99%    10.50%       7.32%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                               '93      '94      '95      '96      '97      '98      '99      '00      '01      '02      '03
Class R .................   $10,000    8,983   10,147   11,864   17,559   12,296   15,873   23,183   16,194   15,234   20,260
Russell 2000 Growth Index   $10,000   10,086   12,931   14,562   17,962   13,502   17,908   23,221   13,331   10,910   15,462

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S

                                                                    Life of Fund
                                                 1 Year   5 Years    (10/4/93)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                  33.66%    67.78%     109.22%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)             33.66%    67.78%     109.22%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)             33.66%    10.90%       7.66%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                               '93      '94      '95      '96      '97      '98      '99      '00      '01      '02      '03
Class S .................   $10,000    9,005   10,230   11,979   17,770   12,470   16,160   23,651   16,620   15,653   20,922
Russell 2000 Growth Index   $10,000   10,086   12,931   14,562   17,962   13,502   17,908   23,221   13,331   10,910   15,462

--------------------------------------------------------------------------------

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. Performance for Class R shares reflects Class A share performance through April 2, 2003, and Class R share performance thereafter. If the returns for Class B(1) and Class R shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, returns would have been lower. Class R and S shares, offered without sales charge, are available through certain retirement plans and special programs. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower. Because the fund invests in emerging growth and special situation companies, an investment in the fund may involve greater-than-average risk and above-average price fluctuations. Small-company stocks are more volatile than large-company stocks. Favorable investments in initial public offerings ("IPOs") have helped produce short-term returns in some periods that are not typical and may not continue in the future. The Russell 2000 Growth Index contains those stocks within the complete Russell 2000[RegTM] Index (a small-company index) that show above-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

                                  State Street Research Emerging Growth Fund   5

PORTFOLIO
     Holdings


September 30, 2003

Issuer                                                    Shares        Value
--------------------------------------------------------------------------------
Common Stocks 97.9%

Automobiles & Transportation 2.9%
Air Transport 1.1%
JetBlue Airways Corp.* .........................          32,600     $ 1,987,622
                                                                     -----------
Automotive Parts 1.0%
Gentex Corp.* ..................................          51,200       1,783,808
                                                                     -----------
Miscellaneous Transportation 0.8%
Tidewater Inc. .................................          54,000       1,528,200
                                                                     -----------
Total Automobiles & Transportation .............................       5,299,630
                                                                     -----------
Consumer Discretionary 32.1%
Casinos/Gambling, Hotel/Motel 3.9%
Boyd Gaming Corp. ..............................         135,400       2,066,204
International Game Technology Inc. .............          68,700       1,933,905
Mandalay Resort Group Inc. .....................          43,200       1,711,152
Station Casinos Inc. ...........................          42,100       1,288,260
                                                                     -----------
                                                                       6,999,521
                                                                     -----------
Commercial Services 6.6%
Advisory Board Co.* ............................          41,200       1,872,540
Ask Jeeves Inc.* ...............................          59,200       1,030,080
Autobytel.com Inc.* ............................         450,642       4,290,112
InterActive Corp.* .............................          77,852       2,573,008
Kroll Inc.* ....................................         119,800       2,228,280
                                                                     -----------
                                                                      11,994,020
                                                                     -----------
Communications, Media & Entertainment 6.7%
Alliance Gaming Corp.* .........................         297,800       6,039,384
Entravision Communications Corp.* ..............         240,100       2,280,950
Hollywood Entertainment Corp.* .................          94,800       1,611,600
Radio One Inc. Cl. D* ..........................         147,700       2,120,972
                                                                     -----------
                                                                      12,052,906
                                                                     -----------
Consumer Electronics 2.4%
Harman International Inc. ......................          44,400       4,366,740
                                                                     -----------
Consumer Services 4.2%
Career Education Corp.* ........................          64,400       2,917,320
Education Management Corp.* ....................          10,400         599,768
Sylvan Learning Systems Inc.* ..................         150,500       4,105,640
                                                                     -----------
                                                                       7,622,728
                                                                     -----------
Household Furnishings 0.7%
Kirklands Inc.* ................................          81,900       1,312,857
                                                                     -----------
Leisure Time 1.0%
Penn National Gaming Inc.* .....................          86,900       1,852,708
                                                                     -----------
Restaurants 1.7%
The Cheesecake Factory Inc.* ...................          52,300       1,891,691
Krispy Kreme Doughnuts Inc.* ...................          28,200       1,085,700
                                                                     -----------
                                                                       2,977,391
                                                                     -----------

Issuer                                                    Shares        Value
--------------------------------------------------------------------------------
Retail 3.3%
Cache Inc.* ....................................          28,800     $   587,520
Michaels Stores Inc. ...........................          42,500       1,732,300
Pier1 Imports Inc. .............................          63,800       1,227,512
Priceline.com Inc.* ............................          63,300       1,835,067
RedEnvelope Inc.* ..............................          35,610         498,540
                                                                     -----------
                                                                       5,880,939
                                                                     -----------
Toys 1.6%
LeapFrog Enterprises Inc.* .....................          76,100       2,891,800
                                                                     -----------
Total Consumer Discretionary ...................................     57,951,610
                                                                     -----------
Financial Services 8.9%
Banks & Savings & Loan 4.4%
East West Bancorp Inc. .........................          34,500       1,474,875
Greater Bay Bancorp Inc. .......................          54,100       1,125,280
Hudson River Bancorp Inc. ......................           7,700         247,401
Independent Bank Corp. .........................           2,278          58,340
New York Community Bancorp Inc. ................          75,400       2,375,854
Southwest Bancorp of Texas Inc. ................          34,600       1,263,246
Texas Capital Bancshares Inc.* .................         108,900       1,330,758
                                                                     -----------
                                                                       7,875,754
                                                                     -----------
Insurance 1.3%
WellChoice Inc.* ...............................          79,700       2,401,361
                                                                     -----------
Miscellaneous Financial 0.6%
CapitalSource Inc.* ............................          58,700       1,027,250
                                                                     -----------
Securities Brokerage & Services 2.6%
Affiliated Managers Group Inc.* ................          35,300       2,216,840
Jeffries Group Inc. ............................          88,600       2,547,250
                                                                     -----------
                                                                       4,764,090
                                                                     -----------
Total Financial Services .......................................      16,068,455
                                                                     -----------
Health Care 15.6%
Drugs & Biotechnology 3.9%
Alkermes Inc.* .................................         108,900       1,494,108
Atrix Laboratories Inc.* .......................          50,200       1,033,618
CV Therapeutics Inc.* ..........................          60,900       1,339,800
ICOS Corp.* ....................................          51,900       1,988,808
Martek Biosciences Corp.* ......................          20,900       1,100,803
                                                                     -----------
                                                                       6,957,137
                                                                     -----------
Health Care Services 6.0%
Caremark Rx Inc.* ..............................         233,400       5,274,840
Coventry Health Care Inc.* .....................          66,300       3,496,662
Molina Healthcare Inc.* ........................          37,600       1,043,400
Sierra Health Services Inc.* ...................          49,600       1,019,280
                                                                     -----------
                                                                      10,834,182
                                                                     -----------
Hospital Supply 5.7%
American Medical Systems Holdings Inc.* ........         137,000       2,972,900
Cyberonics Inc.* ...............................          59,800       1,845,428
Respironics Inc.* ..............................          60,400       2,523,512
TheraSense Inc.* ...............................         141,700       1,769,833
Zoll Medical Corp.* ............................          37,700       1,208,285
                                                                     -----------
                                                                      10,319,958
                                                                     -----------
Total Health Care ..............................................      28,111,277
                                                                     -----------


6   The notes are an integral part of the financial statements.

Issuer                                                    Shares        Value
--------------------------------------------------------------------------------
Other Energy 3.8%
Oil & Gas Producers 1.0%
Newfield Exploration Co.* ........................         45,700   $  1,762,649
                                                                    ------------
Oil Well Equipment & Services 2.8%
Grant Prideco Inc.* ..............................        118,000      1,202,420
Key Energy Group Inc.* ...........................        160,100      1,544,965
Patterson UTI Energy Inc.* .......................         42,900      1,161,303
Varco International Inc.* ........................         75,000      1,268,250
                                                                    ------------
                                                                       5,176,938
                                                                    ------------
Total Other Energy ...............................................     6,939,587
                                                                    ------------
Producer Durables 15.2%
Industrial Products 2.9%
Cuno Inc.* .......................................         13,200        517,309
ESCO Technologies Inc.* ..........................        105,900      4,794,093
                                                                    ------------
                                                                       5,311,402
                                                                    ------------
Machinery 1.0%
Helix Technology Corp. ...........................        104,100      1,704,117
                                                                    ------------
Production Technology Equipment 7.7%
ATMI Inc.* .......................................         97,000      2,451,190
August Technology Corp.* .........................         63,180        899,683
Axcelis Technologies Inc.* .......................        298,200      2,463,132
Brooks Automation Inc.* ..........................        105,700      2,209,130
LAM Research Corp.* ..............................         67,500      1,495,125
Teradyne Inc.* ...................................        153,200      2,849,520
Varian Semiconductor Equipment Inc.* .............         38,300      1,434,335
                                                                    ------------
                                                                      13,802,115
                                                                    ------------
Telecommunications Equipment 3.6%
American Tower Corp.+ ............................        167,100      1,696,065
Polycom Inc.* ....................................        169,500      2,815,395
SpectraLink Corp.* ...............................        107,800      2,013,704
                                                                    ------------
                                                                       6,525,164
                                                                    ------------
Total Producer Durables .........................................     27,342,798
                                                                    ------------
Technology 19.4%
Communications Technology 2.0%
Anaren Inc.* .....................................         69,400        885,544
Avocent Corp.* ...................................         89,600      2,713,984
                                                                    ------------
                                                                       3,599,528
                                                                    ------------
Computer Software 6.5%
Autodesk Inc. ....................................        123,400      2,100,268
eCollege Inc.@* ..................................        141,300      2,268,713
Embarcadero Technologies Inc.* ...................        190,800      1,915,632
Kronos Inc.* .....................................         37,700      1,994,707
Opsware Inc.* ....................................        160,200      1,169,460
SafeNet Inc.* ....................................         61,200      2,211,156
                                                                    ------------
                                                                      11,659,936
                                                                    ------------
Computer Technology 0.8%
SanDisk Corp.* ...................................         23,100      1,472,394
                                                                    ------------
Electronics 2.8%
Aeroflex Inc.* ...................................        425,600      3,766,560
Kemet Corp.* .....................................        106,200      1,352,988
                                                                    ------------
                                                                       5,119,548
                                                                    ------------

Issuer                                                    Shares        Value
--------------------------------------------------------------------------------
Electronics: Semiconductors/Components 7.3%
Artisan Components Inc.* .........................         71,200   $  1,196,872
ASM International Inc. NV* .......................         88,300      1,302,425
Cypress Semiconductor Corp.* .....................         73,700      1,303,016
Integrated Silicon Solution Inc.* ................        118,600      1,180,070
International Rectifier Corp.* ...................         80,500      3,013,920
O2Micro International Ltd.* ......................        171,800      2,482,510
Silicon Storage Technology Inc.* .................        309,300      2,706,375
                                                                    ------------
                                                                      13,185,188
                                                                    ------------
Total Technology ................................................     35,036,594
                                                                    ------------
Total Common Stocks (Cost $150,749,444) .........................    176,749,951
                                                                    ------------
Short-Term Investments 21.1%
State Street Navigator Securities Lending
 Prime Portfolio .................................     37,987,218     37,987,218
                                                                    ------------
Total Short Term Investments (cost 37,987,218) ..................     37,987,218
                                                                    ------------

                                          Maturity        Amount of
Issuer                                      Date          Principal
--------------------------------------------------------------------------------
 Commercial Paper 1.9%
Morgan Stanley
  Dean Witter & Co., 1.04% .............. 10/01/2003     $3,474,000    3,474,000
                                                                      ----------
 Total Commercial Paper (cost $3,474,000) ...........................  3,474,000
                                                                      ----------

                                                      % of
                                                   Net Assets
--------------------------------------------------------------------------------
Summary of Portfolio Assets
Investments (Cost $192,210,662) .............         120.9%        218,211,169
Other Assets, Less Liabilities ..............         (20.9%)       (37,753,134)
                                                      -----       -------------
Net Assets ..................................         100.0%      $ 180,458,035
                                                      =====       =============

KEY TO SYMBOLS

*  Denotes a security which has not paid a dividend during the last year.

@ Security valued under consistently applied procedures established by the Trustees.

+ Denotes a Rule 144A restricted security, meaning that it trades only among certain qualified institutional buyers. As of the report date, the fund had 0.94% of net assets in Rule 144A securities.

Federal Income Tax Information

At September 30, 2003, the net unrealized appreciation of investments based on cost for federal income tax purposes of $192,979,437 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost                                                            $29,636,102

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                                           (4,404,370)
                                                                    -----------
                                                                    $25,231,732
                                                                    ===========


The notes are an integral part of the financial statements.
                                 State Street Research Emerging Growth Fund    7

FINANCIAL
     Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 2003

Assets
Investments, at value (Cost $192,210,662) (Note 1) ..........     $ 218,211,169
Receivable for securities sold ..............................         2,013,396
Receivable for fund shares sold .............................         2,387,187
Receivable from distributor .................................            33,300
Divdends receivable .........................................             7,620
Other assets ................................................            29,376
                                                                  -------------
                                                                    222,682,048
                                                                  -------------
Liabilities
Payable for collateral received on securities loaned ........        37,987,218
Payable for securities purchased ............................         2,668,733
Payable to custodian (Note 1) ...............................           856,794
Payable for fund shares redeemed ............................           280,468
Accrued management fee ......................................           116,223
Accrued transfer agent and shareholder services .............            77,670
Accrued distribution and service fees .......................            77,489
Accrued administration fee ..................................            22,119
Accrued trustees' fees ......................................             3,910
Other accrued expenses ......................................           133,389
                                                                  -------------
                                                                     42,224,013
                                                                  -------------
Net Assets ..................................................     $ 180,458,035
                                                                  =============
Net Assets consist of:
Unrealized appreciation of investments ......................     $  26,000,507
Accumulated net realized loss ...............................       (18,944,416)
Paid-in capital .............................................       173,401,944
                                                                  -------------
                                                                  $ 180,458,035
                                                                  =============

                   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class     Net Assets    /   Number of Shares   =      NAV
A        $117,571,227          10,112,394          $11.63*
B(1)     $ 19,797,087          1,864,961           $10.62**
B        $ 21,618,467          2,034,040           $10.63**
C        $ 13,530,493          1,271,907           $10.64**
R        $    131,768             11,346           $11.61
S        $  7,808,993            645,079           $12.11

*  Maximum offering price per share = $12.34 ($11.63 [divided by] 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended September 30, 2003

Investment Income
Dividends (Note 1) ..........................................      $    208,199
Interest (Note 1) ...........................................           142,894
                                                                   ------------
                                                                        351,093
                                                                   ------------
Expenses
Management fee (Note 2) .....................................           857,754
Transfer agent and shareholder services (Note 2) ............           549,615
Custodian fee ...............................................           118,430
Administration fee (Note 2) .................................            89,672
Reports to shareholders .....................................             2,514
Distribution and service fees - Class A (Note 5) ............           192,554
Distribution and service fees - Class B(1) (Note 5) .........           147,892
Distribution and service fees - Class B (Note 5) ............           204,996
Distribution and service fees - Class C (Note 5) ............            82,185
Distribution and service fees - Class R (Note 5) ............               304
Registration fees ...........................................            42,416
Audit fee ...................................................            36,593
Trustees' fees (Note 2) .....................................            16,865
Legal fees ..................................................             2,308
Miscellaneous ...............................................            11,068
                                                                   ------------
                                                                      2,355,166
Expenses borne by the distributor (Note 3) ..................          (469,197)
Fees paid indirectly (Note 2) ...............................            (5,074)
                                                                   ------------
                                                                      1,880,895
                                                                   ------------
Net investment loss .........................................        (1,529,802)
                                                                   ------------
Realized and Unrealized Gain on
Investments
Net realized gain on investments (Notes 1 and 4) ............         2,300,598
Change in unrealized appreciation of investments ............        31,784,757
                                                                   ------------
Net gain on investments .....................................        34,085,355
                                                                   ------------
Net increase in net assets resulting from operations ........      $ 32,555,553
                                                                   ============


8   The notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            Years ended
                                                           September 30
                                                -------------------------------
                                                      2003             2002*
                                                -------------------------------

Increase (Decrease) In Net Assets
Operations:
Net investment loss ........................    $  (1,529,802)    $  (1,357,076)
Net realized gain (loss) on investments ....        2,300,598        (8,624,322)
Change in unrealized appreciation of
   investments .............................       31,784,757         3,916,599
                                                -------------     -------------
Net increase (decrease) resulting from
   operations ..............................       32,555,553        (6,064,799)
                                                -------------     -------------
Net increase (decrease) from fund
   share transactions (Note 7) .............       58,870,609        (4,847,629)
                                                -------------     -------------
Total increase (decrease) in net assets ....       91,426,162       (10,912,428)
Net Assets
Beginning of year ..........................       89,031,873        99,944,301
                                                -------------     -------------
End of year ................................    $ 180,458,035     $  89,031,873
                                                =============     =============

*  Audited by other auditors

Notes to Financial Statements
--------------------------------------------------------------------------------
September 30, 2003

Note 1
State Street Research Emerging Growth Fund is a series of State Street Research Capital Trust (the "Trust"), which was organized as a Massachusetts business trust in November 1988 registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The investment objective of the fund is to provide growth of capital. In seeking to achieve its investment objective, the fund invests primarily in the equity securities of emerging growth and small capitalization companies.

The fund offers six classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees equal to 1.00% of average daily net assets and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees equal to 1.00% of average daily net assets. Class R shares are offered to retirement plans participating in certain platforms sponsored by broker-dealers which may involve multiple fund families. Class R shares pay a service and distribution fee of 0.50%. No sales charge is imposed at the time of purchase or redemption of Class R shares. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of these securities, then they are valued at their fair value taking this trading or these events into account.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


The notes are an integral part of the financial statements.
                                 State Street Research Emerging Growth Fund    9

--------------------------------------------------------------------------------
As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restriction to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At September 30, 2003, the payable to the custodian bank of $856,794 represents the amount due for cash advance for the settlement of a security purchased.

C. Net Investment Income
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends from net investment income are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to differing treatments for wash sale deferrals.

E. Federal Income Taxes
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At September 30, 2003, the fund had a capital loss carryforward of $16,878,454 available, to the extent provided in regulations, to offset future capital gains, if any, of which, $3,427,141, $13,297,422, and $153,891 expire on
September 30, 2009, 2010, 2011, respectively.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2001, through September 30, 2002, the fund incurred net capital losses of approximately $3,622,000 and has deferred and treated such losses as arising in the fiscal year ended September 30, 2003. From November 1, 2002, through September 30, 2003, the fund incurred net capital losses of approximately $1,297,187 and intends to defer and treat such losses as arising in the fiscal year ended September 30, 2004.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to litigation settlements. At September 30, 2003, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales and post-October losses. At September 30, 2003, the tax basis distributable earnings were $0 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term gains.

F. Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At September 30, 2003, the value of the securities loaned and the value of collateral were $36,858,399 and $37,987,218 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. The collateral was marked to market the next business day and made equal to at least 100% of the current market value of the loaned securities and accrued interest. During the year ended September 30, 2003, income from securities lending amounted to $52,370 and is included in interest income.

Note 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the fund's average net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended September 30, 2003, the fees pursuant to such agreement amounted to $857,754.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended September 30, 2003, the amount of such expenses allocated to the fund was $237,336.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended September 30, 2003, the fund's transfer agent fees were reduced by $5,074 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $16,865 during the year ended September 30, 2003.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended September 30, 2003, the amount of such expenses was $89,672.

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the year ended September 30, 2003, the amount of such expenses assumed by the Distributor and its affiliates was $469,197.

Note 4
For the year ended September 30, 2003, purchases and sales of securities, exclusive of short-term obligations, aggregated $241,328,767, and $182,749,099, respectively.

Note 5
The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B, Class C and Class R shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares and 0.25% of average net assets for Class R shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 2003, fees pursuant to such plans amounted to $192,554, $147,892, $204,996, $82,185 and $304 for Class A, Class B(1), Class B, Class C and Class R shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of September 30, 2003, there were $1,310,716, $95,084 and $1,216,822 for Class A, B and Class C shares, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) and R shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $32,907 and $47,192, respectively, on sales of Class A shares of the fund during the year ended September 30, 2003, and that MetLife Securities, Inc. earned commissions aggregating $57,791 and $524 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $33,772, $6,796 and $1,127 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 6
PricewaterhouseCoopers LLP resigned as the fund's independent accountants as of April 25, 2003. The Trustees voted to appoint Deloitte & Touche LLP as the fund's independent accountants for the fund's fiscal year ended September 30, 2003. During the previous two years, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope or accounting principle. Further, in connection with its audits for the two previous fiscal years and through April 25, 2003, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Note 7
The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. At September 30, 2003, the Adviser held 11,338 Class R shares.

These transactions break down by share class as follows:

                                       Years ended September 30
                         -------------------------------------------------------
                                    2003                       2002*
                         -------------------------------------------------------
Class A                     Shares        Amount        Shares       Amount
--------------------------------------------------------------------------------
Shares sold ...........  12,559,523   $126,927,170    5,930,783   $ 61,427,485
Shares redeemed .......  (7,197,443)   (69,515,792)  (5,445,382)   (55,869,175)
                         ----------   ------------   ----------   ------------
Net increase ..........   5,362,080   $ 57,411,378      485,401   $  5,558,310
                         ==========   ============   ==========   ============

Class B(1)                  Shares        Amount        Shares       Amount
--------------------------------------------------------------------------------
Shares sold ...........     683,689   $  6,402,427      478,669   $  4,634,686
Shares redeemed .......    (473,546)    (4,009,539)    (307,186)    (2,857,508)
                         ----------   ------------   ----------   ------------
Net increase ..........     210,143   $  2,392,888      171,483   $  1,777,178
                         ==========   ============   ==========   ============

Class B                     Shares        Amount        Shares       Amount
--------------------------------------------------------------------------------
Shares sold ...........      93,323   $    904,460      127,430   $  1,258,103
Shares redeemed .......    (848,937)    (7,249,730)  (1,588,051)   (15,195,467)
                         ----------   ------------   ----------   ------------
Net decrease ..........    (755,614)  $ (6,345,270)  (1,460,621)  $(13,937,364)
                         ==========   ============   ==========   ============

Class C                     Shares        Amount        Shares       Amount
--------------------------------------------------------------------------------
Shares sold ...........     761,479   $  7,223,469      321,730   $  3,179,152
Shares redeemed .......    (209,540)    (1,831,112)    (221,312)    (2,114,963)
                         ----------   ------------   ----------   ------------
Net increase ..........     551,939   $  5,392,357      100,418   $  1,064,189
                         ==========   ============   ==========   ============

Class R                     Shares        Amount        Shares       Amount
--------------------------------------------------------------------------------
Shares sold ...........      11,346   $    100,075           --   $         --
                         ----------   ------------   ----------   ------------
Net increase ..........      11,346   $    100,075           --   $         --
                         ==========   ============   ==========   ============

Class S                     Shares        Amount        Shares       Amount
--------------------------------------------------------------------------------
Shares sold ...........     497,551   $  5,435,719      527,195   $  5,731,904
Shares redeemed .......    (520,322)    (5,516,538)    (463,656)    (5,041,846)
                         ----------   ------------   ----------   ------------
Net increase (decrease)     (22,771)  $    (80,819)      63,539   $    690,058
                         ==========   ============   ==========   ============

* Audited by other auditors


                                 State Street Research Emerging Growth Fund   11

FINANCIAL
        Highlights

For a share outstanding throughout each year:

                                                                             Class A - Years Ended September 30
                                                                 -----------------------------------------------------------
                                                                  2003(a)   2002(a)(g)   2001(a)(g)   2000(a)(g)   1999(a)(g)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              8.73        9.27        16.08        11.01         8.86
                                                                 -------      ------       ------       ------       ------
  Net investment loss ($)*                                         (0.11)      (0.09)       (0.08)       (0.14)       (0.08)
  Net realized and unrealized gain (loss) on investments            3.01       (0.45)       (4.45)        5.21         2.60
                                                                 -------      ------       ------       ------       ------
Total from investment operations ($)                                2.90       (0.54)       (4.53)        5.07         2.52
                                                                 -------      ------       ------       ------       ------
  Distributions from capital gains ($)                                --          --        (2.28)          --        (0.37
                                                                 -------      ------       ------       ------       ------
Total distributions ($)                                               --          --        (2.28)          --        (0.37
                                                                 -------      ------       ------       ------       ------
Net asset value, end of year ($)                                   11.63        8.73         9.27        16.08        11.01
                                                                 =======      ======       ======       ======       ======
Total return (%)(b)                                                33.22       (5.93)      (30.22)       46.05        29.10

Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                          117,571      41,474       39,522       53,600       31,384
Expense ratio (%)*                                                  1.40        1.42         1.44         1.38         1.37
Expense ratio after expense reductions (%)*                         1.40        1.40         1.40         1.37         1.35
Ratio of net investment loss to average net assets (%)*            (1.10)      (0.90)       (0.69)       (0.90)       (0.75)
Portfolio turnover rate (%)                                       166.71      167.69       281.64       218.99        93.38
*Reflects voluntary reduction of expenses of these amounts (%)      0.38        0.56         0.63         0.22         0.50


                                                                            Class B(1) - Years Ended September 30
                                                                 -----------------------------------------------------------
                                                                  2003(a)   2002(a)(g)   2001(a)(g)   2000(a)(g)   1999(a)(e)(g)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              8.03        8.60        15.17        10.46       10.22)
                                                                  ------      ------       ------       ------       -----
  Net investment loss ($)*                                         (0.16)      (0.15)       (0.15)       (0.24)      (0.12)
  Net realized and unrealized gain (loss) on investments ($)        2.75       (0.42)       (4.14)        4.95        0.36
                                                                  ------      ------       ------       ------       -----
Total from investment operations ($)                                2.59       (0.57)       (4.29)        4.71        0.24
                                                                  ------      ------       ------       ------       -----
  Distributions from capital gains ($)                                --          --        (2.28)          --          --
                                                                  ------      ------       ------       ------       -----
Total distributions ($)                                               --          --        (2.28)          --          --
                                                                  ------      ------       ------       ------       -----
Net asset value, end of year ($)                                   10.62        8.03         8.60        15.17       10.46
                                                                  ======      ======       ======       ======       =====
Total return (%)(b)                                                32.25       (6.63)      (30.48)       45.03        2.35(c)

Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                           19,797      13,288       12,749       16,554       3,767
Expense ratio (%)*                                                  2.10        2.12         2.14         2.11        2.12(d)
Expense ratio after expense reductions (%)*                         2.10        2.10         2.10         2.10        2.10(d)
Ratio of net investment loss to average net assets (%)*            (1.78)      (1.60)       (1.39)       (1.59)      (1.59)(d)
Portfolio turnover rate (%)                                       166.71      167.69       281.64)      218.99       93.38
*Reflects voluntary reduction of expenses of these amounts (%)      0.44        0.56         0.63         0.22        0.50(d)

                                                                             Class B - Years Ended September 30
                                                                 -----------------------------------------------------------
                                                                  2003(a)   2002(a)(g)   2001(a)(g)   2000(a)(g)   1999(a)(g)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              8.04)       8.60       15.16        10.46         8.48
                                                                  ------      ------      ------       ------       ------
  Net investment loss ($)*                                         (0.16)      (0.16)      (0.15)       (0.24)       (0.15)
  Net realized and unrealized gain (loss) on investments ($)        2.75       (0.40)      (4.13)        4.94         2.50
                                                                  ------      ------      ------       ------       ------
Total from investment operations ($)                                2.59       (0.56)      (4.28)        4.70         2.35
                                                                  ------      ------      ------       ------       ------
  Distributions from capital gains ($)                                --          --       (2.28)          --        (0.37)
                                                                  ------      ------      ------       ------       ------
Total distributions ($)                                               --          --       (2.28)          --        (0.37)
                                                                  ------      ------      ------       ------       ------
Net asset value, end of year ($)                                   10.63        8.04        8.60        15.16        10.46
                                                                  ======      ======      ======       ======       ======
Total return (%)(b)                                                32.21       (6.51)     (30.42)       44.93        28.37

Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                           21,618      22,422      36,531       65,496       44,377
Expense ratio (%)*                                                  2.10        2.12        2.14         2.11         2.12
Expense ratio after expense reductions (%)*                         2.10        2.10        2.10         2.10         2.10
Ratio of net investment loss to average net assets (%)*            (1.77)      (1.61       (1.39)       (1.64)       (1.50)
Portfolio turnover rate (%)                                       166.71      167.69)     281.64       218.99        93.38
*Reflects voluntary reduction of expenses of these amounts (%)      0.47        0.58        0.63         0.22         0.50

                                                                             Class C - Years Ended September 30
                                                                 -----------------------------------------------------------
                                                                  2003(a)   2002(a)(g)   2001(a)(g)   2000(a)(g)   1999(a)(g)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              8.05       8.61        15.17        10.46         8.49
                                                                  ------     ------       ------       ------        -----
  Net investment loss ($)*                                         (0.16)     (0.15)       (0.15)       (0.24)       (0.15)
  Net realized and unrealized gain (loss) on investments ($)        2.75      (0.41)       (4.13)        4.95         2.49
                                                                  ------     ------       ------       ------        -----
Total from investment operations ($)                                2.59      (0.56)       (4.28)        4.71         2.34
                                                                  ------     ------       ------       ------        -----
  Distributions from capital gains ($)                                --         --        (2.28)          --        (0.37)
                                                                  ------     ------       ------       ------        -----
Total distributions ($)                                               --         --        (2.28)          --        (0.37)
                                                                  ------     ------       ------       ------        -----
Net asset value, end of year ($)                                   10.64       8.05         8.61        15.17        10.46
                                                                  ======     ======       ======       ======        =====
Total return (%)(b)                                                32.17      (6.50)      (30.40)       45.03        28.21

Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                           13,530      5,794        5,332        9,082        6,545
Expense ratio (%)*                                                  2.10       2.12         2.14         2.11         2.12
Expense ratio after expense reductions (%)*                         2.10       2.10         2.10         2.10         2.10
Ratio of net investment loss to average net assets (%)*            (1.79)     (1.60)       (1.39)       (1.63)       (1.50)
Portfolio turnover rate (%)                                       166.71     167.69       281.64       218.99        93.38
*Reflects voluntary reduction of expenses of these amounts (%)      0.41       0.56         0.63         0.22         0.50

                                                                      Class R
                                                                    ----------
                                                                    2003(a)(f)
--------------------------------------------------------------------------------
Net asset value, beginning of period ($)                                8.82
                                                                      ------
  Net investment loss ($)*                                             (0.07)
  Net realized and unrealized gain on investments ($)                   2.86
                                                                      ------
Total from investment operations ($)                                    2.79
                                                                      ------
Net asset value, end of period ($)                                     11.61
                                                                      ======
Total return (%)(b)                                                    31.63(c)

Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                                132
Expense ratio (%)*                                                      1.60(d)
Expense ratio after expense reductions (%)*                             1.60(d)
Ratio of net investment loss to average net assets (%)*                (1.34)(d)
Portfolio turnover rate (%)                                           166.71
*Reflects voluntary reduction of expenses of these amounts (%)          0.24(d)

                                                                             Class S - Years Ended September 30
                                                                 -----------------------------------------------------------
                                                                  2003(a)   2002(a)(g)   2001(a)(g)   2000(a)(g)   1999(a)(g)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              9.06       9.62        16.48        11.26         9.02
                                                                  ------     ------       ------       ------        -----
  Net investment loss ($)*                                         (0.08)     (0.06)       (0.04)       (0.10)       (0.05)
  Net realized and unrealized gain (loss) on investments ($)        3.13      (0.50)       (4.54)        5.32         2.66
                                                                  ------     ------       ------       ------        -----
Total from investment operations ($)                                3.05      (0.56)       (4.58)        5.22         2.61
                                                                  ------     ------       ------       ------        -----
  Distributions from capital gains ($)                                --         --        (2.28)          --        (0.37)
                                                                  ------     ------       ------       ------        -----
Total distributions ($)                                               --         --        (2.28)          --        (0.37)
                                                                  ------     ------       ------       ------        -----
Net asset value, end of year ($)                                   12.11       9.06         9.62        16.48        11.26
                                                                  ======     ======       ======       ======        =====
Total return (%)(b)                                                33.66      (5.82)       29.73        46.36        29.59

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                            7,809      6,054        5,810        8,744        6,432
Expense ratio (%)*                                                  1.10       1.12         1.14         1.11         1.12
Expense ratio after expense reductions (%)*                         1.10       1.10         1.10         1.10         1.10
Ratio of net investment loss to average net assets (%)*            (0.78)     (0.60)       (0.39)       (0.64)       (0.51)
Portfolio turnover rate (%)                                       166.71     167.69       281.64       218.99        93.38
*Reflects voluntary reduction of expenses of these amounts (%)      0.45       0.57         0.63         0.22         0.50

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarliy assumed a portion of the fund's expenses.
(c) Not annualized
(d) Annualized
(e) January 1, 1999 (commencement of share class) to March 31, 1999
(f) April 3, 2003 (commencement of share class) to September 30, 2003
(g) Audited by other auditors


                                 State Street Research Emerging Growth Fund   13

INDEPENDENT AUDITORS'
     Report

To the Board of Trustees and Shareholders of State Street Research Emerging Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Emerging Growth Fund (the "Fund"), a series of State Street Research Capital Trust, as of September 30, 2003, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended September 30, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2002, and the financial highlights for each of the years in the four-year period ended September 30, 2002, were audited by other auditors whose report dated November 8, 2002, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

October 31, 2003

TRUSTEES AND OFFICERS
     State Street Research Capital Trust

Name,               Position(s)  Term of Office
Address              Held with    and Length of              Principal Occupations
and Age(a)              Fund     Time Served(b)               During Past 5 Years
===================================================================================================
Independent Trustees
Bruce R. Bond         Trustee        Since       Retired; formerly Chairman of the Board, Chief
(57)                                  1999       Executive Officer and President, PictureTel
                                                 Corporation (video conferencing systems)
---------------------------------------------------------------------------------------------------
Steve A. Garban       Trustee        Since       Retired; formerly Senior Vice President for
(66)                                  1997       Finance and Operations and Treasurer, The
                                                 Pennsylvania State University
---------------------------------------------------------------------------------------------------
Dean O. Morton        Trustee        Since       Retired; formerly Executive Vice President, Chief
(71)                                  1985       Operating Officer and Director, Hewlett-Packard
                                                 Company (computer manufacturer)

---------------------------------------------------------------------------------------------------
Susan M. Phillips     Trustee        Since       Dean, School of Business and Public Management,
(58)                                  1998       George Washington University; formerly a member of
                                                 the Board of Governors of the Federal Reserve
                                                 System; and Chairman and Commissioner of the
                                                 Commodity Futures Trading Commission
---------------------------------------------------------------------------------------------------
Toby Rosenblatt       Trustee        Since       President, Founders Investments Ltd.
(65)                                  1995       (investments); formerly President, The Glen Ellen
                                                 Company (private investment firm)
---------------------------------------------------------------------------------------------------
Michael S.            Trustee        Since       Jay W. Forrester Professor of Management, Sloan
Scott Morton (66)                     1987       School of Management, Massachusetts Institute of
                                                 Technology
---------------------------------------------------------------------------------------------------
James M. Storey       Trustee        Since       Attorney; formerly Partner, Dechert (law firm)
(72)                                  2002


===================================================================================================
Interested Trustees
Richard S. Davis(+)   Trustee        Since       Chairman of the Board, President and Chief
(58)                                  2000       Executive Officer of State Street Research &
                                                 Management Company; formerly Senior Vice
                                                 President, Fixed Income Investments, Metropolitan
                                                 Life Insurance Company
===================================================================================================
Officers
John F. Burbank       Vice           Since       Managing Director of State Street Research &
(66)                  President       2001       Management Company; formerly Senior Vice
                                                 President, State Street Research & Management
                                                 Company
---------------------------------------------------------------------------------------------------
Caroline Evascu       Vice           Since       Vice President of State Street Research &
(28)                  President       2003       Management Company; formerly Vice President and
                                                 senior analyst at SG Cowen Asset Management; and
                                                 research associate at Donaldson, Lufkin & Jenrette
---------------------------------------------------------------------------------------------------
C. Kim Goodwin        Vice           Since       Managing Director and Chief Investment Officer -
(44)                  President       2002       Equities of State Street Research & Management
                                                 Company; formerly Chief Investment Officer - U.S.
                                                 Growth Equities, American Century
---------------------------------------------------------------------------------------------------
Paul Haagensen        Vice           Since       Senior Vice President of State Street Research &
(57)                  President       2003       Management Company; formerly Portfolio Manager and
                                                 senior analyst at Putnam Investments
---------------------------------------------------------------------------------------------------
Eileen M. Leary       Vice           Since       Senior Vice President of State Street Research &
(41)                  President       2002       Management Company; formerly Vice President, State
                                                 Street Research & Management Company
---------------------------------------------------------------------------------------------------
John S. Lombardo      Vice           Since       Managing Director, Chief Financial Officer and
(48)                  President       2001       Director of State Street Research & Management
                                                 Company; formerly Executive Vice President, State
                                                 Street Research & Management Company; and Senior
                                                 Vice President, Product and Financial Management,
                                                 MetLife Auto & Home
---------------------------------------------------------------------------------------------------
Andrew Morey          Vice           Since       Senior Vice President of State Street Research &
(34)                  President       2003       Management Company; formerly Vice President, State
                                                 Street Research & Management Company
---------------------------------------------------------------------------------------------------
Tucker Walsh          Vice           Since       Managing Director of State Street Research &
(34)                  President       1999       Management Company; formerly Vice President and
                                                 analyst, State Street Research & Management
                                                 Company
---------------------------------------------------------------------------------------------------
Douglas A. Romich     Treasurer      Since       Senior Vice President and Treasurer of State
(46)                                  2001       Street Research & Management Company; formerly
                                                 Vice President and Assistant Treasurer, State
                                                 Street Research & Management Company
---------------------------------------------------------------------------------------------------
Francis J.            Secretary      Since       Managing Director, General Counsel and Secretary
McNamara, III (48)                    1995       of State Street Research & Management Company;
                                                 formerly Executive Vice President, State Street
                                                 Research & Management Company

                        Number of Funds
Name,                   in Fund Complex                    Other
Address                   Overseen by                Directorships Held
and Age(a)             Trustee/Officer(c)            by Trustee/Officer
================================================================================
Independent Trustees           19           Ceridian Corporation
Bruce R. Bond
(57)

--------------------------------------------------------------------------------
Steve A. Garban                55           Metropolitan Series Fund, Inc.(d)
(66)

--------------------------------------------------------------------------------
Dean O. Morton                 55           The Clorox Company; KLA-Tencor
(71)                                        Corporation; BEA Systems, Inc.;
                                            Cepheid; Pharsight Corporation; and
                                            Metropolitan Series Fund, Inc.(d)
--------------------------------------------------------------------------------
Susan M. Phillips              19           The Kroger Co.
(58)



--------------------------------------------------------------------------------
Toby Rosenblatt                55           A.P. Pharma, Inc.; and Metropolitan
(65)                                        Series Fund, Inc.(d)

--------------------------------------------------------------------------------
Michael S.                     55           Metropolitan Series Fund, Inc.(d)
Scott Morton (66)

--------------------------------------------------------------------------------
James M. Storey                19           SEI Investments Funds (consisting of
(72)                                        104 portfolios); and The
                                            Massachusetts Health & Education
                                            Tax-Exempt Trust
================================================================================
Interested Trustees
Richard S. Davis(+)            19           None
(58)



================================================================================
Officers
John F. Burbank                 3           None
(66)


--------------------------------------------------------------------------------
Caroline Evascu                 3           None
(28)


--------------------------------------------------------------------------------
C. Kim Goodwin                 18           None
(44)


--------------------------------------------------------------------------------
Paul Haagensen                  3           None
(57)

--------------------------------------------------------------------------------
Eileen M. Leary                 3           None
(41)

--------------------------------------------------------------------------------
John S. Lombardo               19           None
(48)




--------------------------------------------------------------------------------
Andrew Morey                    3           None
(34)

--------------------------------------------------------------------------------
Tucker Walsh                    3           None
(34)


--------------------------------------------------------------------------------
Douglas A. Romich              19           None
(46)


--------------------------------------------------------------------------------
Francis J.                     19           None
McNamara, III (48)

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc., is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 36 separate portfolios.

(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

[LOGO] STATE STREET RESEARCH
       One Financial Center
       Boston, MA 02111-2690

                                                                ----------------
                                                                   PRSRT STD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                   PERMIT #6
                                                                   HUDSON, MA
                                                                ----------------

--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

Internet   www.ssrfunds.com

E-mail     info@ssrfunds.com

Phone      1-87-SSR-FUNDS (1-877-773-8637),
           toll-free, 7 days a week, 24 hours a day
           Hearing-impaired: 1-800-676-7876
           Chinese- and Spanish-speaking: 1-888-638-3193

Fax 1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

Mail       State Street Research Service Center
           P.O. Box 8408, Boston, MA 02266-8408

--------------------------------------------------------------------------------
Did You Know?

State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

--------------------------------------------------------------------------------

OverView

For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts

For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing

For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

                                   [GRAPHIC]

                  for Excellence in Shareholder Communications

                                   [GRAPHIC]

                           for Excellence in Service

This report must be accompanied or preceded by a current prospectus. When used as sales material after December 31, 2003, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

Member NASD, SIPC
(C)2003 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA  02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp1104)SSR-LD
                                                                    EM-2656-1103

[BACKGROUND GRAPHIC]

                                                    [LOGO] STATE STREET RESEARCH

[PHOTO]

Aurora Fund

September 30, 2003

                                                   Annual Report to Shareholders

Table of Contents

 3 Performance Discussion

 6 Portfolio Holdings

10 Financial Statements

14 Financial Highlights

16 Independent Auditors' Report

17 Trustees and Officers

FROM THE CHAIRMAN
    State Street Research

Optimism in the Economy
The uncertainty that plagued the markets early in the 12-month period ended September 30, 2003, and gave way to optimism as economic news brightened. Low short-term interest rates, a significant income tax cut and higher government spending worked together to boost economic growth to its highest level in four years. Housing sales remained strong, although auto sales slipped late in the period. Corporate profits staged a solid rebound. Employment was the only holdout, as the jobless rate remained stubbornly high.

A Weak Start, Then Stocks Move Higher
The economy's weak showing held stocks back early in the period as investors backed away from risk in the buildup to war. However, in the second quarter of 2003 stocks began an impressive rally that continued until the last weeks of the period. Technology stocks were the strongest performers. Consumer stocks also gained ground as spending remained strong. In general, small- and mid-cap stocks outperformed large-caps, and growth stocks significantly outpaced value. Although all stock market indexes reported solid gains for the period, they were trimmed somewhat in the final weeks of September after news that consumer confidence had dropped.

Bonds Retreat in Second Half
As investors began to add risk back into their portfolios, lower-quality segments of the bond market staged an impressive comeback. High-yield bonds and emerging market bonds were the period's strongest performers. However, as interest rates began to climb and as investors moved money into the stock market, bonds gave back some of their gains in the second half of the period. Mortgage bonds lagged as mortgage prepayment activity heated up in the spring. Municipal bonds were hurt by concerns over state budget deficits and revenue shortfalls.

Looking Ahead
A revival for riskier segments of both the stock and bond markets took many investors by surprise over the past year. Yet, it provided an excellent reminder that the best way to take advantage of the market's strongest gains is to own a diversified portfolio of stocks and bonds. We hope you will take time to talk to your financial advisor about diversification. And as always, we look forward to helping you achieve your long-term financial goals with State Street Research Funds.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman

September 30, 2003

--------------------------------------------------------------------------------
 A Special Message on Recent News

Recent articles in the press have highlighted investigations into after-hours trading and frequent-trading practices in the mutual fund industry. These are serious matters, and we want to assure you that State Street Research is committed to maintaining full compliance with all legal requirements and ethical standards regarding these and other mutual fund trading practices. In fact, our mutual fund trading processes are designed to prevent these types of activities from taking place, and we are committed to maintaining their integrity. Our trade processing procedures carefully track the forward-pricing requirements contained in federal regulations and in our funds' prospectuses. We closely monitor trading in our funds and take measures to prevent market timing whenever it is identified. Furthermore, we do not enter into any special arrangements that would permit investors to avoid the forward-pricing or market-timing provisions of our prospectuses.

In recent weeks, we have carefully reviewed our trading policies, procedures and operations. In addition, our firm recommended early on that the funds' Trustees engage an independent accounting firm, which has been reviewing trading issues on behalf of our funds' Audit Committee. While there is always more work that can be done, I am pleased to report that we believe our processes are working effectively, based on our preliminary findings. We understand that our relationship with our shareholders is based on trust, and we are committed to acting in the best interests of our shareholders at all times.

--------------------------------------------------------------------------------

PERFORMANCE
     Discussion as of September 30, 2003

How State Street Research Aurora Fund Performed
State Street Research Aurora Fund returned 32.90% for the 12-month period ended September 30, 2003.(1) The fund outperformed the Russell 2000[RegTM] Value Index, which returned 31.66% over the same period.(2) It also beat the Lipper Small-Cap Value Funds Average, which was 30.21% over the same period.(3)

Reasons for the Fund's Performance
Good stock selection with an emphasis on cyclical stocks--especially Automobiles & Transportation, Materials & Processing, Producer Durables and Technology--was the primary reason for the fund's strong performance relative to its benchmark during the year. The fund also benefited by underweighting Financial Services and Utilities, which were disappointments during the period. In Automobiles & Transportation, Mesa Air and Frontier Airlines delivered strong gains. Both companies benefited from an upturn in business activity and, indirectly, from the bankruptcy of United Airlines. In Technology, Cypress Semiconductor and Benchmark Electronics rallied on news of increased technology spending and better-than-expected earnings.

The fund's Health Care investments detracted from performance. Because we look for companies that can generate cash flow, we were underweight in biotechnology, a source of strong gains, especially during the first half of the period. In general, we also underweighted pharmaceutical stocks, which, along with biotechnology, drove returns within the Russell 2000 Value Index. Stock selection in the Consumer Discretionary sector also detracted from the fund's return. Within Consumer Discretionary, we lost ground with Reader's Digest, which reported lower-than-expected earnings, and Argosy Gaming, which was hurt by unfavorable tax legislation in Illinois. However, we retained the positions in the fund as we continue to believe in the long-term prospects of both companies.

Looking Ahead
We have positioned the fund to benefit from an improving U.S. economy--an environment that has historically favored small-company stocks. Our bottom-up investment process has uncovered attractive opportunities in the Consumer Discretionary sector, especially restaurants and retail. We initiated positions in CKE Restaurants and Payless ShoeSource and increased our position in Too, a specialty retailer that sells apparel for young girls. We reduced our exposure to Financial Services and Utilities because we believe that valuations have reached historically high levels. Given that Financial Services only modestly exceeded the return of the overall index in the third quarter, we believe that investors may have begun to look elsewhere for opportunity and that the fund will benefit from our decision to underweight the sector.

Top 10 Holdings
--------------------------------------------------------------------------------
Issuer/Security                           % of fund net assets
      1           Agrium                         1.9%
                  -------------------------------------------
      2           Technitrol                     1.8%
                  -------------------------------------------
      3           Reader's Digest Association    1.6%
                  -------------------------------------------
      4           Veeco Instruments              1.5%
                  -------------------------------------------
      5           Argosy Gaming                  1.4%
                  -------------------------------------------
      6           Wabtec                         1.4%
                  -------------------------------------------
      7           Phelps Dodge                   1.2%
                  -------------------------------------------
      8           Martin Marietta Materials      1.1%
                  -------------------------------------------
      9           Cypress Semiconductor          1.1%
                  -------------------------------------------
      10          Kemet                          1.1%
                  -------------------------------------------
                  Total                         14.1%

Performance: Class A
--------------------------------------------------------------------------------
Fund average annual total return as of 9/30/03(4,6,7)
(does not reflect sales charge)

                                  Life of Fund
      1 Year       5 Years          (2/13/95)
      32.90%        17.99%           20.48%

--------------------------------------------------------------------------------
Fund average annual total return as of 9/30/03(4,5,6,7)
(at maximum applicable sales charge)

                                  Life of Fund
      1 Year       5 Years          (2/13/95)
      25.26%        16.60%           19.65%

--------------------------------------------------------------------------------
Russell 2000 Value Index as of 9/30/03(2)

                                  Life of Fund
      1 Year       5 Years          (2/13/95)
      31.66%        10.84%           11.29%

--------------------------------------------------------------------------------

See pages 4 and 5 for additional performance data for Class A and for performance data on other share classes.

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

(1)  Class A shares; does not reflect sales charge.
(2) The Russell 2000 Value Index contains those stocks within the complete Russell 2000[RegTM] Index (a small-company index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.
(3) The Lipper Small-Cap Value Funds Average shows performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.
(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)  Performance reflects maximum 5.75% Class A share front-end sales charge.
(6) Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.
(7) Because the fund invests in emerging growth and special situation companies, an investment in the fund may involve greater-than-average risk and above-average price fluctuations. Small-company stocks are more volatile than large-company stocks. Favorable investments in initial public offerings ("IPOs") have helped produce short-term returns in some periods that are not typical and may not continue in the future.


                                          State Street Research Aurora Fund   3

PERFORMANCE
     Discussion as of September 30, 2003

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return
Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return
Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund
Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A

                                                                    Life of Fund
                                                 1 Year   5 Years    (2/13/95)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                  32.90%    28.68%     399.59%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)             25.26%   115.53%     370.87%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)             25.26%    16.60%      19.65%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                                     2/95      9/95     9/96     9/97     9/98     9/99     9/00     9/01     9/02     9/03
Class A ...........................  $ 9,425   10,984   15,776   27,245   20,591   25,302   38,826   38,447   35,430   47,087
Russell 2000 Value Index ..........  $10,000   12,076   13,704   19,548   17,048   18,042   20,813   21,981   21,657   28,514

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1)

                                                                    Life of Fund
                                                 1 Year   5 Years    (2/13/95)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                  31.96%   120.50%     368.62%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)             26.96%   118.50%     368.62%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)             26.96%    16.92%      19.59%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                                      2/95     9/95     9/96     9/97     9/98     9/99     9/00     9/01     9/02     9/03
Class B(1) ........................  $10,000   11,602   16,535   28,332   21,253   25,907   39,474   38,814   35,513   46,862
Russell 2000 Value Index ..........  $10,000   12,076   13,704   19,548   17,048   18,042   20,813   21,981   21,657   28,514

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B

                                                                    Life of Fund
                                                 1 Year   5 Years    (2/13/95)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                  33.31%   124.21%     376.51%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)             28.31%   122.21%     376.51%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)             28.31%    17.31%      19.82%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                                     2/95      9/95     9/96     9/97     9/98     9/99     9/00     9/01     9/02     9/03
Class B ...........................  $10,000   11,602   16,535   28,332   21,253   25,907   39,474   38,814   35,744   47,651
Russell 2000 Value Index  .........  $10,000   12,076   13,704   19,548   17,048   18,042   20,813   21,981   21,657   28,514

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C

                                                                    Life of Fund
                                                 1 Year   5 Years    (2/13/95)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                  31.97%   120.57%     368.47%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)             30.97%   120.57%     368.47%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)             30.97%    17.14%      19.58%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                                     2/95      9/95     9/96     9/97     9/98     9/99     9/00     9/01     9/02     9/03
Class C ...........................  $10,000   11,602   16,535   28,318   21,239   25,907   39,474   38,815   35,498   46,847
Russell 2000 Value Index ..........  $10,000   12,076   13,704   19,548   17,048   18,042   20,813   21,981   21,657   28,514

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S

                                                                    Life of Fund
                                                 1 Year   5 Years    (2/13/95)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                  33.21%   132.94%     413.45%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)             33.21%   132.94%     413.45%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)             33.21%    18.43%      20.86%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[Data below is represented by a line chart in the original report]

                                     2/95      9/95     9/96     9/97     9/98     9/99     9/00     9/01     9/02     9/03
Class S ...........................  $10,000   11,675   16,806   29,092   22,042   27,157   41,908   41,638   38,545   51,345
Russell 2000 Value Index ..........  $10,000   12,076   13,704   19,548   17,048   18,042   20,813   21,981   21,657   28,514

--------------------------------------------------------------------------------

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. If the returns for Class B(1) shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, these returns would have been lower. Class S shares, offered without sales charge, are available through certain employee benefit plans and special programs. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower. Because the fund invests in emerging growth and special situation companies, an investment in the fund may involve greater-than-average risk and above-average price fluctuations. Small-company stocks are more volatile than large-company stocks. Favorable investments in initial public offerings ("IPOs") have helped produce short-term returns in some periods that are not typical and may not continue in the future. The Russell 2000 Value Index contains those stocks within the Russell 2000 Index (a small-company index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.


                                           State Street Research Aurora Fund   5

PORTFOLIO
         Holdings

September 30, 2003

Issuer                                                                           Shares             Value
-------------------------------------------------------------------------------------------------------------
Common Stocks 99.6%

Automobiles & Transportation 8.9%
Air Transport 3.3%
AAR Corp.* .............................................................        2,100,700       $ 16,847,614
Alaska Air Group Inc.* .................................................          720,900         20,055,438
EGL Inc.* ..............................................................        1,477,700         26,864,586
Frontier Airlines Inc.* ................................................          848,000         13,958,080
Mesa Air Group Inc.* ...................................................        1,458,500         16,189,350
                                                                                                ------------
                                                                                                  93,915,068
                                                                                                ------------
Automotive Parts 2.3%
American Axle & Manufacturing
  Holdings Inc.* .......................................................          467,800         13,837,524
Borg-Warner Automotive Inc. ............................................          200,900         13,631,065
Navistar International Corp.* ..........................................          807,200         30,092,416
Wabash National Corp.* .................................................          397,400          6,338,530
                                                                                                ------------
                                                                                                  63,899,535
                                                                                                ------------
Miscellaneous Transportation 1.1%
Kirby Corp.* ...........................................................          246,400          7,071,680
OMI Corp.* .............................................................        2,669,600         17,672,752
Teekay Shipping Corp. ..................................................          151,600          6,412,680
                                                                                                ------------
                                                                                                  31,157,112
                                                                                                ------------
Railroad Equipment 1.4%
Wabtec Corp. ...........................................................        2,530,300         40,105,255
                                                                                                ------------
Railroads 0.2%
RailAmerica Inc.* ......................................................          732,800          6,302,080
                                                                                                ------------
Tires & Rubber 0.5%
Cooper Tire & Rubber Co. ...............................................          848,100         13,459,347
                                                                                                ------------
Truckers 0.1%
Marten Transport Ltd.* .................................................           75,000          1,957,500
                                                                                                ------------
Total Automobiles & Transportation ..........................................................    250,795,897
                                                                                                ------------
Consumer Discretionary 19.8%
Advertising Agencies 0.3%
Valassis Communications Inc.* ..........................................          369,900          9,765,360
                                                                                                ------------
Casinos/Gambling, Hotel/Motel 2.2%
Argosy Gaming Corp.* ...................................................        1,652,900         40,330,760
Boyd Gaming Corp. ......................................................          549,500          8,385,370
International Game Technology Inc. .....................................          434,100         12,219,915
                                                                                                ------------
                                                                                                  60,936,045
                                                                                                ------------
Commercial Services 3.4%
Heidrick & Struggles International Inc.* ...............................        1,434,400         24,284,392
Pep Boys Inc. ..........................................................          684,900         10,478,970
ProQuest Co.* ..........................................................          432,700         11,380,010
Six Flags Inc.* ........................................................        2,029,100         10,673,066
Steiner Leisure Ltd.* ..................................................          855,000         16,381,800
Tetra Tech Inc.* .......................................................          749,000         14,912,590
Viad Corp. .............................................................          341,200          8,147,856
                                                                                                ------------
                                                                                                  96,258,684
                                                                                                ------------


Issuer                                                                           Shares             Value
-------------------------------------------------------------------------------------------------------------
Communications, Media & Entertainment 0.7%
Entravision Communications Corp.* ......................................          652,500       $  6,198,750
Gray Television Inc. ...................................................          548,400          6,405,312
LIN TV Corp. Cl. A* ....................................................          393,300          8,361,558
                                                                                                ------------
                                                                                                  20,965,620
                                                                                                ------------
Consumer Products 1.0%
Playtex Products Inc.* .................................................        1,833,400         10,927,064
Tupperware Corp. .......................................................        1,266,200         16,941,756
                                                                                                ------------
                                                                                                  27,868,820
                                                                                                ------------
Consumer Services 1.4%
Dollar Thrifty Automotive Group Inc.* ..................................          718,900         16,333,408
SkillSoft plc ADR* .....................................................        1,588,800         11,836,560
Stewart Enterprises Inc. Cl. A* ........................................        3,134,900         11,912,620
                                                                                                ------------
                                                                                                  40,082,588
                                                                                                ------------
Household Furnishings 0.7%
Furniture Brands International Inc.* ...................................          336,400          8,107,240
La-Z-Boy Inc. ..........................................................          550,400         12,218,880
                                                                                                ------------
                                                                                                  20,326,120
                                                                                                ------------
Leisure Time 1.5%
Callaway Golf Co. ......................................................          966,900         13,797,663
K2 Inc.* ...............................................................          769,300         11,424,105
Penn National Gaming Inc.* .............................................          332,400          7,086,768
Steinway Musical Instruments Inc.* .....................................          519,300          9,217,575
                                                                                                ------------
                                                                                                  41,526,111
                                                                                                ------------
Printing & Publishing 3.0%
Bowne & Company Inc. ...................................................          365,400          5,462,730
Hollinger International Inc. ...........................................        1,247,700         15,409,095
Journal Register Co.* ..................................................        1,012,700         18,988,125
Reader's Digest Association Inc. Cl. A .................................        3,188,200         44,602,918
                                                                                                ------------
                                                                                                  84,462,868
                                                                                                ------------
Restaurants 1.2%
CKE Restaurants Inc.* ..................................................        1,136,400          7,329,780
Jack in the Box Inc.* ..................................................          104,300          1,856,540
O'Charley's Inc.* ......................................................          372,000          5,516,760
Papa Johns International Inc.* .........................................          154,600          3,835,626
Ruby Tuesday Inc. ......................................................          282,900          6,820,719
Ryan's Family Steak Houses Inc.* .......................................          704,400          9,009,276
                                                                                                ------------
                                                                                                  34,368,701
                                                                                                ------------
Retail 4.3%
American Eagle Outfitters Inc.* ........................................          468,900          6,967,854
Barnes & Noble Inc.* ...................................................          390,200          9,914,982
Brookstone Inc.* .......................................................          549,450         10,895,593
Charming Shopper Inc.* .................................................        1,908,200         10,895,822
Dillard's Inc. .........................................................          565,000          7,898,700
Friedman's Inc. Cl. A ..................................................          452,400          6,310,980
Genesco Inc.* ..........................................................          391,500          6,287,490
Hancock Fabrics Inc. ...................................................          308,600          4,869,708
J. Jill Group Inc.* ....................................................          709,300          8,156,950
Linens 'n Things Inc.* .................................................          270,800          6,439,624
Payless ShoeSource Inc.* ...............................................          971,700         12,573,798
Talbots Inc. ...........................................................          310,900         10,834,865
Too Inc.* ..............................................................        1,031,400         15,192,522
Tweeter Home Entertainment Group Inc.* .................................          632,845          4,860,250
                                                                                                ------------
                                                                                                 122,099,138
                                                                                                ------------
Shoes 0.1%
Stride Rite Corp. ......................................................          160,400          1,732,320
                                                                                                ------------
Textile Apparel Manufacturers 0.0%
Oshkosh B'Gosh Inc. Cl. A ..............................................            9,800            252,056
                                                                                                ------------
Total Consumer Discretionary .................................................................   560,644,431
                                                                                                ------------

6   The notes are an integral part of the financial statements.

Issuer                                                                           Shares             Value
-------------------------------------------------------------------------------------------------------------
Consumer Staples 2.6%
Drug & Grocery Store Chains 1.6%
Duane Reade Inc.* ........................................................          917,100       $14,627,745
Longs Drug Stores Corp. ..................................................          770,900        15,518,217
Wild Oats Markets Inc.* ..................................................        1,431,600        15,647,388
                                                                                                  -----------
                                                                                                   45,793,350
                                                                                                  -----------
Foods 1.0%
International Multifoods Corp.* ..........................................          317,900         7,422,965
Interstate Bakeries Corp. ................................................        1,332,000        19,980,000
                                                                                                  -----------
                                                                                                   27,402,965
                                                                                                  -----------
Total Consumer Staples ........................................................................    73,196,315
                                                                                                  -----------
Financial Services 7.4%
Banks & Savings & Loan 0.8%
First Niagara Financial Group Corp.* .....................................          445,600         6,728,560
Staten Island Bancorp Inc. ...............................................          344,700         6,704,415
Sterling Bancshares Inc. .................................................          771,900         9,208,767
                                                                                                  -----------
                                                                                                   22,641,742
                                                                                                  -----------
Financial Data Processing Services & Systems 0.9%
Carreker Corp.* ..........................................................        1,153,600         9,286,480
John H. Harland Co. ......................................................          580,500        15,365,835
                                                                                                  -----------
                                                                                                   24,652,315
                                                                                                  -----------
Insurance 2.3%
Amerus Group Co. .........................................................          438,400        14,905,600
Harleysville Group Inc. ..................................................          372,200         8,675,982
Hub International Ltd. ...................................................          679,100        11,137,240
Odyssey Reinsurance Holdings Corp. .......................................          595,300        12,251,274
Ohio Casualty Corp.* .....................................................          938,200        13,603,900
RLI Corp. ................................................................           94,100         3,097,772
                                                                                                  -----------
                                                                                                   63,671,768
                                                                                                  -----------
Miscellaneous Financial 0.3%
Fidelity National Financial Inc. .........................................          194,263         5,839,546
Medallion Financial Corp. ................................................          492,400         3,102,120
                                                                                                  -----------
                                                                                                    8,941,666
                                                                                                  -----------
Real Estate Investment Trusts 0.7%
Anthracite Capital Inc. ..................................................          629,985         6,079,355
Heritage Property Investment Trust Inc. ..................................          484,400        13,989,472
                                                                                                  -----------
                                                                                                   20,068,827
                                                                                                  -----------
Rental & Leasing Services: Commercial 0.6%
GATX Corp. ...............................................................          867,800        18,353,970
                                                                                                  -----------
Securities Brokerage & Services 1.8%
American Capital Strategies Ltd. .........................................          657,000        16,333,020
Investment Technology Group Inc.* ........................................          369,800         7,092,764
MCG Capital Corp. ........................................................          375,000         5,853,750
NCO Group Inc.* ..........................................................          658,800        15,462,036
SWS Group Inc. ...........................................................          259,400         5,112,774
                                                                                                  -----------
                                                                                                   49,854,344
                                                                                                  -----------
Total Financial Services ......................................................................   208,184,632
                                                                                                  -----------
Health Care 5.0%
Drugs & Biotechnology 1.3%
ArthroCare Corp.* ........................................................          395,100         7,040,682
Chattem Inc.* ............................................................          439,800         6,104,424
Cytyc Corp.* .............................................................          449,600         6,761,984
ICN Pharmaceuticals Inc. .................................................        1,016,100        17,436,276
                                                                                                  -----------
                                                                                                   37,343,366
                                                                                                  -----------
Health Care Facilities 0.9%
Genesis Health Ventures Inc.* ............................................          410,400         9,952,200
LifePoint Hospitals Inc.* ................................................          591,500        14,225,575
                                                                                                  -----------
                                                                                                   24,177,775
                                                                                                  -----------

Issuer                                                                           Shares             Value
-------------------------------------------------------------------------------------------------------------
Health Care Services 1.5%
Community Health Systems Inc.* ...........................................          288,800       $ 6,266,960
Hooper Holmes Inc. .......................................................        1,317,600         8,762,040
Humana Inc.* .............................................................          285,500         5,153,275
Province Healthcare Co.* .................................................        1,240,900        16,069,655
Rehabcare Group Inc.* ....................................................          328,500         5,600,925
                                                                                                  -----------
                                                                                                   41,852,855
                                                                                                  -----------
Hospital Supply 1.3%
American Medical Systems Holdings Inc.*                                             232,900         5,053,930
DJ Orthopedics Inc.* .....................................................          469,000         6,542,550
Invivo Corp.* ............................................................          171,356         2,688,568
Ocular Sciences Inc.* ....................................................          322,200         7,178,616
Sola International Inc.* .................................................          393,400         6,294,400
Viasys Healthcare Inc.* ..................................................          443,400         8,956,680
                                                                                                  -----------
                                                                                                   36,714,744
                                                                                                  -----------
Total Health Care .............................................................................   140,088,740
                                                                                                  -----------
Materials & Processing 16.8%
Agriculture 0.7%
Bunge Ltd. ...............................................................          297,100         8,170,250
Corn Products International Inc. .........................................          311,900         9,934,015
                                                                                                  -----------
                                                                                                   18,104,265
                                                                                                  -----------
Building & Construction 2.7%
ElkCorp ..................................................................          826,700        19,477,052
Granite Construction Inc. ................................................          689,800        12,885,464
Martin Marietta Materials Inc. ...........................................          877,300        31,977,585
York International Corp. .................................................          327,300        11,321,307
                                                                                                  -----------
                                                                                                   75,661,408
                                                                                                  -----------
Chemicals 1.7%
Cambrex Corp. ............................................................          431,100         9,785,970
Ferro Corp. ..............................................................          514,800        10,996,128
Methanex Corp. ...........................................................          992,800         9,292,608
Omnova Solutions Inc.* ...................................................        2,357,000         8,273,070
Spartech Corp. ...........................................................          399,600         8,511,480
Stepan Chemical Co. ......................................................           42,150           960,177
                                                                                                  -----------
                                                                                                   47,819,433
                                                                                                  -----------
Containers & Packaging 0.9%
Anchor Glass Container Corp.* ............................................          293,900         4,790,570
Apogee Enterprises, Inc. .................................................          613,800         6,334,416
Packaging Corp. of America* ..............................................          763,100        14,819,402
                                                                                                  -----------
                                                                                                   25,944,388
                                                                                                  -----------
Diversified Manufacturing 0.9%
Acuity Brands Inc. .......................................................          468,900         8,468,334
Barnes Group Inc. ........................................................           61,200         1,588,752
Graphic Packaging Corp.* .................................................        1,273,600         6,444,416
Tredegar Industries Corp. ................................................          607,400         9,141,370
                                                                                                  -----------
                                                                                                   25,642,872
                                                                                                  -----------
Engineering & Contracting Services 0.8%
Dycom Industries Inc.* ...................................................          587,500        11,979,125
Integrated Electrical Services Inc.* .....................................        1,581,100        10,909,590
                                                                                                  -----------
                                                                                                   22,888,715
                                                                                                  -----------
Fertilizers 2.2%
Agrium Inc. ..............................................................        4,173,900        52,424,184
IMC Global Inc. ..........................................................        1,290,600         8,272,746
Lesco Inc.* ..............................................................          118,400         1,292,928
                                                                                                  -----------
                                                                                                   61,989,858
                                                                                                  -----------
Forest Products 0.7%
Louisiana Pacific Corp.* .................................................          967,800        13,336,284
Rayonier Inc. ............................................................          177,450         7,204,470
                                                                                                  -----------
                                                                                                   20,540,754
                                                                                                  -----------

The notes are an integral part of the financial statements.
                                          State Street Research Aurora Fund    7

--------------------------------------------------------------------------------

Issuer                                                                             Shares           Value
-------------------------------------------------------------------------------------------------------------
Gold & Precious Metals 0.1%
Coeur D'Alene Mines Corp.* ...............................................          748,700       $ 2,328,457
                                                                                                  -----------
Miscellaneous Materials & Processing 2.2%
Maverick Tube Corp.* .....................................................        1,048,200        16,268,064
NN Inc. ..................................................................          674,500         8,674,070
NS Group Inc.* ...........................................................        1,185,600         7,658,976
Precision Castparts Corp. ................................................          214,300         7,521,930
RTI International Metals Inc.* ...........................................          644,600         6,781,192
Valmont Industries Inc. ..................................................          795,900        15,750,861
Wolverine Tube Inc.* .....................................................          146,200           618,426
                                                                                                  -----------
                                                                                                   63,273,519
                                                                                                  -----------
Non-Ferrous Metals 2.3%
GrafTech International Ltd.* .............................................          738,900         5,911,200
Lydall Inc.* .............................................................          238,600         2,865,586
Minerals Technologies Inc. ...............................................          356,400        18,140,760
Phelps Dodge Corp. * .....................................................          737,700        34,524,360
Titanium Metals Corp.* ...................................................          108,219         3,652,391
                                                                                                  -----------
                                                                                                   65,094,297
                                                                                                  -----------
Paper & Forest Products 0.2%
Caraustar Industries Inc.* ...............................................          577,200         5,038,956
                                                                                                  -----------
Steel 1.3%
Alaska Steel Holding Corp.* ..............................................          881,600         1,763,200
Allegheny Technologies Inc. ..............................................        1,398,100         9,157,555
United States Steel Corp. ................................................        1,379,300        25,351,534
                                                                                                  -----------
                                                                                                   36,272,289
                                                                                                  -----------
Textile & Products 0.1%
Quaker Fabric Corp. ......................................................          554,700         3,760,866
                                                                                                  -----------
Total Materials & Processing ..................................................................   474,360,077
                                                                                                  -----------
Other 1.8%
Multi-Sector 1.8%
Jacuzzi Brands Inc.* .....................................................          912,100         5,655,020
Trinity Industries Inc. ..................................................        1,082,600        27,985,210
Walter Industries Inc. ...................................................        1,605,500        17,227,015
                                                                                                  -----------
Total Other ...................................................................................    50,867,245
                                                                                                  -----------
Other Energy 5.2%
Miscellaneous Energy 0.4%
Peabody Energy Corp. .....................................................          406,300        12,745,631
                                                                                                  -----------
Offshore Drilling 0.1%
Atwood Oceanics Inc.* ....................................................           78,500         1,883,215
                                                                                                  -----------
Oil & Gas Producers 2.1%
Cabot Oil & Gas Corp. ....................................................          735,600        19,125,600
Energy Partners Ltd.* ....................................................          916,700        10,193,704
Nuevo Energy Co.* ........................................................          487,400         8,856,058
Spinnaker Exploration Co.* ...............................................          238,900         5,733,600
Stone Energy Inc.* .......................................................          257,900         9,098,712
Vintage Petroleum Inc. ...................................................          580,200         6,312,576
                                                                                                  -----------
                                                                                                   59,320,250
                                                                                                  -----------
Oil Well Equipment & Services 2.6%
Core Laboratories NV Co.* ................................................          887,300        12,466,565
Global Industries Ltd.* ..................................................        2,328,800        10,596,040
Hanover Compressor Co.* ..................................................        1,966,600        19,469,340
NewPark Resources Inc.* ..................................................        1,613,500         6,938,050
Veritas DGC Inc.* ........................................................          800,200         6,385,596
W-H Energy Services Inc.* ................................................        1,053,000        18,743,400
                                                                                                  -----------
                                                                                                   74,598,991
                                                                                                  -----------
Total Other Energy ............................................................................   148,548,087
                                                                                                  -----------

Issuer                                                                             Shares            Value
-------------------------------------------------------------------------------------------------------------
Producer Durables 19.4%
Aerospace 1.6%
Heico Corp. ..............................................................          616,500       $ 8,384,400
Ladish Company Inc.* .....................................................          742,800         4,642,500
Orbital Sciences Corp.* ..................................................          621,300         5,765,664
Teledyne Technologies Inc.* ..............................................          793,400        11,543,970
United Defense Industries Inc.* ..........................................          511,000        14,507,290
                                                                                                  -----------
                                                                                                   44,843,824
                                                                                                  -----------
Electrical Equipment & Components 3.4%
LittleFuse Inc.* .........................................................          297,100         6,833,300
MKS Instruments Inc.* ....................................................          729,303        15,796,703
Regal Beloit Corp. .......................................................          529,000        10,791,600
Technitrol Inc.* .........................................................        2,710,200        49,894,782
Triumph Group Inc.* ......................................................          460,000        13,708,000
                                                                                                  -----------
                                                                                                   97,024,385
                                                                                                  -----------
Industrial Products 3.6%
C&D Technologies Inc. ....................................................          101,400         1,918,488
Denison International plc ADR* ...........................................           97,100         1,978,898
Federal Signal Corp. .....................................................          522,400         7,783,760
Flowserve Corp.* .........................................................        1,076,500        21,852,950
Roper Industries Inc. ....................................................          387,500        16,875,625
Veeco Instruments Inc.* ..................................................        2,108,400        42,083,664
Watts Industries Inc. Cl. A ..............................................          553,500         9,752,670
                                                                                                  -----------
                                                                                                  102,246,055
                                                                                                  -----------
Machinery 4.3%
AGCO Corp.* ..............................................................          899,100        15,410,574
Applied Films Corp.* .....................................................          415,100        12,340,923
Cummings Inc. ............................................................           90,600         4,025,358
Helix Technology Corp. ...................................................          648,100        10,609,397
JLG Industries Inc. ......................................................          586,300         6,754,176
Joy Global Inc.* .........................................................          734,300        11,528,510
Kadant Inc.* .............................................................        1,274,900        24,427,084
Manitowoc Company Inc. ...................................................          654,800        14,202,612
Stewart & Stevenson Services Inc. ........................................          924,800        13,890,496
Terex Corp.* .............................................................          458,000         8,486,740
                                                                                                  -----------
                                                                                                  121,675,870
                                                                                                  -----------
Miscellaneous Equipment 0.8%
Pentair Inc. .............................................................          247,700         9,875,799
Thomas & Betts Corp.* ....................................................          749,600        11,881,160
                                                                                                  -----------
                                                                                                   21,756,959
                                                                                                  -----------
Office Furniture & Business Equipment 0.4%
Steelcase Inc. Cl. A .....................................................          897,200        10,569,016
                                                                                                  -----------
Production Technology Equipment 3.3%
ATMI Inc.* ...............................................................          733,600        18,538,072
Brooks Automation Inc.* ..................................................        1,219,100        25,479,190
Cognex Corp. .............................................................          500,800        13,166,032
Esterline Technologies Corp.* ............................................          532,200        10,266,138
Varian Semiconductor Equipment Inc.* .....................................          683,600        25,600,820
                                                                                                  -----------
                                                                                                   93,050,252
                                                                                                  -----------
Telecommunications Equipment 2.0%
American Tower Corp. Cl. A* ..............................................        1,235,000        12,535,250
Andrew Corp.* ............................................................        1,767,300        21,720,117
Belden Inc. ..............................................................          405,200         7,078,844
Plantronics Inc.* ........................................................          650,100        15,517,887
                                                                                                  -----------
                                                                                                   56,852,098
                                                                                                  -----------
Total Producer Durables .......................................................................   548,018,459
                                                                                                  -----------



8    The notes are an integral part of the financial statements.

Issuer                                               Shares             Value
--------------------------------------------------------------------------------
Technology 11.4%
Communications Technology 2.2%
Advanced Fibre Communications Inc.* ..........       247,900      $   5,198,463
Anaren Microwave Inc.* .......................       951,600         12,142,416
Anixter International Inc.* ..................       363,000          8,265,510
CommScope Inc.* ..............................       961,800         11,599,308
INET Technologies Inc.* ......................     1,496,100         19,359,534
NMS Communications Corp.* ....................     2,327,900          5,214,496
                                                                  -------------
                                                                     61,779,727
                                                                  -------------
Computer Software 2.0%
Ciber Inc.* ..................................     1,758,900         13,367,640
Eletronics for Imaging Inc.* .................     1,063,500         24,800,820
Iona Technologies plc ADR* ...................     1,224,100          2,937,840
Micros Systems Inc.* .........................       281,800          9,623,470
Systems & Computer Technology Corp.* .........       604,000          6,299,720
                                                                  -------------
                                                                     57,029,490
                                                                  -------------
Computer Technology 0.6%
Hutchinson Technology Inc.* ..................       420,900         13,931,790
SimpleTech Inc.* .............................       662,300          4,742,068
                                                                  -------------
                                                                     18,673,858
                                                                  -------------
Electronics 4.4%
AVX Corp. ....................................       632,100          8,653,449
BEI Technologies Inc. ........................       998,900         15,582,840
Benchmark Electronics Inc.* ..................       530,500         22,424,235
Coherent Inc.* ...............................       315,900          7,780,617
Herley Industries Inc.* ......................       926,300         16,228,776
Kemet Corp.* .................................     2,496,400         31,804,136
Lecroy Corp.* ................................       806,600         12,929,798
Trimble Navigation Ltd.* .....................       418,700          9,692,905
                                                                  -------------
                                                                    125,096,756
                                                                  -------------
Electronics: Semiconductors/Components 2.2%
Avnet Inc.* ..................................       529,000          8,739,080
Chippac Inc. .................................       608,800          3,585,832
Cypress Semiconductor Corp.* .................     1,802,100         31,861,128
Excel Technology Inc.* .......................       348,100          8,702,500
OpticNet Inc.* @ .............................       208,500              8,340
TriQuint Semiconductors Inc.* ................     1,469,900          8,231,440
                                                                  -------------
                                                                     61,128,320
                                                                  -------------
Total Technology ..............................................     323,708,151
                                                                  -------------
Utilities 1.3%
Electrical 0.2%
Hawaiian Electric Industries Inc. ............       102,200          4,448,766
                                                                  -------------
Gas Distribution 0.4%
NUI Corp. ....................................       751,800         11,239,410
                                                                  -------------
Telecommunications 0.7%
PTEK Holdings Inc.* ..........................     2,433,500         19,833,025
                                                                  -------------
Total Utilities ...............................................      35,521,201
                                                                  -------------
Total Common Stocks (Cost $2,415,314,362) .....................   2,813,933,235
                                                                  -------------
Short-Term Investments 16.7%
State Street Navigator Securities
Lending Prime Portfolio ......................   472,319,423        472,319,423
                                                                  -------------
Total Short-Term Investments (cost $472,319,423) ..............     472,319,423
                                                                  -------------

                             Maturity     Amount of
Coupon Rate                    Date       Principal         Value
------------------------   ------------ -------------   -------------
Commercial Paper 1.1%
AIG Funding Inc., 1.08%    10/01/2003   $8,166,000      $8,166,000
General Electric Capital
  Corp., 1.04% .........   10/02/2003   11,400,000      11,399,671
General Electric Capital
  Corp., 1.02% .........   10/06/2003    5,970,000       5,969,154
General Electric Capital
  Corp., 1.05% .........   10/06/2003    6,102,000       6,101,110
                                                        ----------
Total Commercial Paper (Cost $31,635,935) ...........   31,635,935
                                                        ----------

                                                        % of
                                                      Net Assets
                                                    ------------
Summary of Portfolio Assets
Investments (Cost $2,919,269,720) ...............      117.4%          3,317,888,593
Cash and Other Assets, Less Liabilities .........      (17.4%)          (490,778,267)
                                                       -----           -------------
Net Assets ......................................      100.0%         $2,827,110,326
                                                    =============     ==============

KEY TO SYMBOLS

*   Denotes a security which has not paid a dividend during the last year.

@ Security valued under consistently applied procedures established by the Trustees.

ADR Stands for American Depositary Receipt.

Federal Income Tax Information
At September 30, 2003, the net unrealized
appreciation of investments based on cost for federal
income tax purposes of $2,930,431,275 was as
follows:
Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost                                                           $531,739,766
Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                                         (144,282,448)
                                                                   ------------
                                                                   $387,457,318
                                                                   ============

The notes are an integral part of the financial statements.
                                          State Street Research Aurora Fund    9

FINANCIAL
              Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 2003

Investments, at value (Cost $2,919,269,720) (Note 1)             $3,317,888,593
Cash .....................................................              886,359
Receivable for fund shares sold ..........................            6,650,150
Dividends receivable .....................................            1,974,462
Receivable for securities sold ...........................              130,809
Other assets .............................................               14,527
                                                                      ---------
                                                                  3,327,544,900
                                                                  -------------
Liabilities
Payable for collateral received on securities loaned .....          472,319,423
Payable for fund shares redeemed .........................           11,895,211
Payable for securities purchased .........................           10,905,815
Accrued management fee ...................................            2,104,387
Accrued transfer agent and shareholder services ..........            1,474,721
Accrued distribution and service fees ....................            1,151,199
Accrued trustees' fees ...................................               36,445
Accrued administration fee ...............................               23,924
Other accrued expenses ...................................              523,449
                                                                  -------------
                                                                    500,434,574
                                                                  -------------
Net Assets ...............................................       $2,827,110,326
                                                                 ==============
Net Assets consist of:
Unrealized appreciation of investments ...................       $  398,618,873
Accumulated net realized loss ............................          (19,061,225)
Paid-in capital ..........................................        2,447,552,678
                                                                 --------------
                                                                 $2,827,110,326
                                                                 ==============

                   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

  Class        Net Assets       [divided by]     Number of Shares     =         NAV
  A        $1,682,503,635                       52,128,021                  $  32.28*
  B(1)     $  401,015,986                       13,284,859                  $  30.19**
  B        $  192,054,780                        6,256,257                  $  30.70**
  C        $  409,076,392                       13,552,560                  $  30.18**
  S        $  142,459,533                        4,293,543                  $  33.18

*  Maximum offering price per share = $34.25 ($32.28 [divided by] 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended September 30, 2003

Investment Income
Dividends, net of foreign taxes of $234,581 (Note 1)......         $ 19,042,335
Interest (Note 1) ........................................            2,596,244
                                                                   ------------
                                                                     21,638,579
                                                                   ------------
Expenses
Management fee (Note 2) ..................................           21,291,705
Transfer agent and shareholder services (Note 2) .........            8,612,090
Distribution and service fees - Class A (Note 4) .........            4,427,563
Distribution and service fees - Class B(1) (Note 4) ......            3,534,392
Distribution and service fees - Class C (Note 4) .........            3,856,413
Reports to shareholders ..................................              596,539
Custodian fee ............................................              453,223
Trustees' fees (Note 2) ..................................              102,527
Registration fees ........................................               89,840
Administration fee .......................................               77,616
Audit fee ................................................               37,128
Legal fees ...............................................               24,456
Miscellaneous ............................................              145,625
                                                                   ------------
                                                                     43,249,117
Fees paid indirectly (Note 2) ............................              (45,884)
                                                                   ------------
                                                                     43,203,233
                                                                   ------------
Net investment loss ......................................          (21,564,654)
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments
Net realized loss on investments (Notes 1 and 3) .........           (5,964,906)
Change in unrealized appreciation of investments .........          732,152,627
                                                                   ------------
Net gain on investments ..................................          726,187,721
                                                                   ------------
Net increase in net assets resulting from operations .....         $704,623,067
                                                                   ============


10    The notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            Years ended
                                                           September 30
                                                -------------------------------
                                                      2003             2002*
                                                -------------------------------
Increase (Decrease) In Net Assets
Operations:
Net investment income ................         $  (21,564,654)   $  (28,714,402)
Net realized gain (loss) on
   investments .......................             (5,964,906)       14,770,020
Change in unrealized appreciation
   (depreciation) of investments .....            732,152,627      (356,652,695)
                                               --------------    --------------
Net increase (decrease) resulting
   from operations ...................            704,623,067      (370,597,077)
                                               --------------    --------------
Distribution from capital gains:
   Class A ...........................             (8,427,738)                -
   Class B(1) ........................             (2,137,073)                -
   Class B ...........................             (1,112,809)                -
   Class C ...........................             (2,440,090)                -
   Class S ...........................               (560,409)                -
                                               --------------    --------------
                                                  (14,678,119)                -
                                               --------------    --------------
Net increase (decrease) from
   fund share transactions
   (Note 6) ..........................           (332,003,552)      516,543,308
                                               --------------    --------------
Total increase in net assets .........            357,941,396       145,946,231

Net Assets
Beginning of year ....................          2,469,168,930     2,323,222,699
                                               --------------    --------------
End of year ..........................         $2,827,110,326    $2,469,168,930
                                               ==============    ==============

*   Audited by other auditors

Notes to Financial Statements
--------------------------------------------------------------------------------
September 30, 2003

Note 1
State Street Research Aurora Fund is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The investment objective of the fund is to provide high total return consisting principally of capital appreciation. In seeking to achieve its investment objective, the fund invests primarily in the equity securities of small-capitalization companies which are trading at prices believed to be below the true values of such securities.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees equal to 1.00% of average daily net assets and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds and also automatically convert into Class A shares at the end of eight years. Class B shares may also be subject to annual service and distribution fees equal to 1.00% of average daily net assets. However, these fees are currently waived under the terms of the distribution plan. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees equal to 1.00% of average daily net assets. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of these securities, then they are valued at their fair value taking this trading or these events into account.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


The notes are an integral part of the financial statements.
                                         State Street Research Aurora Fund    11

--------------------------------------------------------------------------------
C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to differing treatments for wash sale deferrals.

E. Federal Income Taxes

No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At September 30, 2003, the fund had a capital loss carryforward of $7,899,670 available, to the extent provided in regulations, to offset future capital gains, if any, which expire on September 30, 2011.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to litigation settlements. At September 30, 2003, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales and post-October losses. At September 30, 2003, the tax basis distributable earnings were $0 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term gains.

F. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At September 30, 2003, the value of the securities loaned and the value of collateral were $455,124,952 and $472,319,423 (including $472,205,387 of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio and $114,036 of U.S. Government obligations), respectively. The collateral was marked to market the next business day and made equal to at least 100% of the current market value of the loaned securities and accrued interest. During the year ended September 30, 2003, income from securities lending amounted to $978,724 and is included in interest income.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.85% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended September 30, 2003, the fees pursuant to such agreement amounted to $21,291,705.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended September 30, 2003, the amount of such expenses allocated to the fund was $4,938,440.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended September 30, 2003, the fund's transfer agent fees were reduced by $45,884 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $102,527 during the year ended September 30, 2003.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended September 30, 2003, the amount of such expenses was $77,616.

Note 3

For the year ended September 30, 2003, purchases and sales of securities, exclusive of short-term obligations, aggregated $1,180,259,283, and $1,206,762,934, respectively.

Note 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1) and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1) and Class C shares. Currently, the annual service and distribution fees paid by Class B shares have been voluntarily waived to 0.00%. The fund expects this waiver to continue, although there is no guarantee that it will. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 2003, fees pursuant to such plans amounted to $4,427,563, $3,534,392 and $3,856,413 for Class A, Class B(1) and Class C shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of September 30, 2003, there were $25,246,201 and $7,335,326 for Class A and Class C shares, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $433,166 and $243,228, respectively, on sales of Class A shares of the fund during the year ended September 30, 2003, and that MetLife Securities, Inc. earned commissions aggregating $306,343 and $2,719 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $899,124, $33,729 and $22,390 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 5

PricewaterhouseCoopers LLP resigned as the fund's independent accountants as of April 25, 2003. The Trustees voted to appoint Deloitte & Touche LLP as the fund's independent accountants for the fund's fiscal year ended September 30, 2003. During the previous two years, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope or accounting principle. Further, in connection with its audits for the two previous fiscal years and through April 25, 2003, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share.

These transactions break down by share class as follows:

                                                                              Years ended September 30
                                                              -------------------------------------------------------------
                                                                         2003                           2002*
                                                              -------------------------------------------------------------
Class A                                                          Shares          Amount          Shares          Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    16,899,496    $ 469,042,922     37,873,343    $1,213,674,968
Issued upon reinvestment of distribution from capital gains       213,191        5,489,579             --                --
Shares redeemed                                               (24,341,722)    (651,666,848)   (28,851,694)     (872,078,700)
                                                              -----------    -------------    -----------    --------------
Net increase (decrease)                                        (7,229,035)   $(177,134,347)     9,021,649    $  341,596,268
                                                              ===========    =============    ===========    ==============

Class B(1)                                                       Shares          Amount          Shares          Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     1,403,726    $  36,779,208      5,868,662    $  180,539,417
Issued upon reinvestment of distribution from capital gains        64,891        1,576,445             --                --
Shares redeemed                                                (2,979,708)     (74,229,578)    (2,958,688)      (84,030,584)
                                                              -----------    -------------    -----------    --------------
Net increase (decrease)                                        (1,511,091)   $ (35,873,925)     2,909,974    $   96,508,833
                                                              ===========    =============    ===========    ==============

Class B                                                          Shares          Amount          Shares          Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                                       131,669    $   3,441,001        486,207    $   14,869,430
Issued upon reinvestment of distribution from capital gains        31,392          769,318             --                --
Shares redeemed                                                (1,847,125)     (46,449,514)    (1,853,292)      (53,411,346)
                                                              -----------    -------------    -----------    --------------
Net decrease                                                   (1,684,064)   $ (42,239,195)    (1,367,085)   $  (38,541,916)
                                                              ===========    =============    ===========    ==============

Class C                                                          Shares          Amount          Shares          Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     1,051,716    $  28,486,342      6,405,484    $  198,884,462
Issued upon reinvestment of distribution from capital gains        58,514        1,420,934             --                --
Shares redeemed                                                (5,026,706)    (124,996,244)    (3,990,765)     (114,071,764)
                                                              -----------    -------------    -----------    --------------
Net increase (decrease)                                        (3,916,476)   $ (95,088,968)     2,414,719    $   84,812,698
                                                              ===========    =============    ===========    ==============

Class S                                                          Shares          Amount          Shares          Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     1,772,631    $  51,725,495      2,710,828    $   89,899,756
Issued upon reinvestment of distribution from capital gains        21,069          558,168             --                --
Shares redeemed                                                (1,205,014)     (33,950,780)    (1,841,322)      (57,732,331)
                                                              -----------    -------------    -----------    --------------
Net increase                                                      588,686    $  18,332,883        869,506    $   32,167,425
                                                              ===========    =============    ===========    ==============

* Audited by other auditors


                                          State Street Research Aurora Fund   13

FINANCIAL
     Highlights

For a share outstanding throughout each year:

                                                                               Class A - Years Ended September 30
                                                                  --------------------------------------------------------------
                                                                   2003(a)     2002(a)(f)   2001(a)(f)   2000(a)(f)   1999(a)(f)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                24.43        26.51        29.17       19.02        15.47
                                                                  ---------    ---------    ---------     -------      -------
  Net investment income (loss) ($)                                    (0.19)       (0.23)        0.02        0.10         0.05
  Net realized and unrealized gain (loss) on investments ($)           8.19        (1.85)       (0.37)      10.05         3.50
                                                                  ---------    ---------    ---------     -------      -------
Total from investment operations ($)                                   8.00        (2.08)       (0.35)      10.15         3.55
                                                                  ---------    ---------    ---------     -------      -------
  Distributions from capital gains ($)                                (0.15)          --        (2.31)         --           --
                                                                  ---------    ---------    ---------     -------      -------
Total Distributions ($)                                               (0.15)          --        (2.31)         --           --
                                                                  ---------    ---------    ---------     -------      -------
Net asset value, end of year ($)                                      32.28        24.43        26.51       29.17        19.02
                                                                  =========    =========    =========     =======      =======
Total return (%)(b)                                                   32.90        (7.85)       (0.98)      53.45        22.88

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                           1,682,504    1,449,869    1,334,548     552,365      146,295
Expense ratio (%)                                                      1.55         1.48         1.44        1.40         1.46
Expense ratio after expense reductions (%)                             1.55         1.47         1.43        1.40         1.45
Ratio of net investment income (loss) to average net assets (%)       (0.69)       (0.73)        0.08        0.42         0.30
Portfolio turnover rate (%)                                           48.43        42.18        26.40       76.95        65.13

                                                                              Class B(1) - Years Ended September 30
                                                                  -----------------------------------------------------------------
                                                                   2003(a)     2002(a)(f)   2001(a)(f)   2000(a)(f)   1999(a)(c)(f)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                23.02        25.16        27.99       18.38        16.17
                                                                  ---------    ---------    ---------     -------      -------
  Net investment loss ($)                                             (0.36)       (0.42)       (0.18)      (0.07)       (0.03)
  Net realized and unrealized gain (loss) on investments ($)           7.68        (1.72)       (0.34)       9.68         2.24
                                                                  ---------    ---------    ---------     -------      -------
Total from investment operations ($)                                   7.32        (2.14)       (0.52)       9.61         2.21
                                                                  ---------    ---------    ---------     -------      -------
  Distributions from capital gains ($)                                (0.15)          --        (2.31)         --           --
                                                                  ---------    ---------    ---------     -------      -------
Total Distributions                                                   (0.15)          --        (2.31)         --           --
                                                                  ---------    ---------    ---------     -------      -------
Net asset value, end of year ($)                                      30.19        23.02        25.16       27.99        18.38
                                                                  =========    =========    =========     =======      =======
Total return (%)(b)                                                   31.96        (8.51)       (1.67)      52.37        13.61(d)

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             401,016      340,529      299,062     110,743       20,419
Expense ratio (%)                                                      2.25         2.18         2.14        2.13         2.10(e)
Expense ratio after expense reductions (%)                             2.25         2.17         2.13        2.13         2.09(e)
Ratio of net investment loss to average net assets (%)                (1.39)       (1.43)       (0.63)      (0.29)       (0.24)(e)
Portfolio turnover rate (%)                                           48.43        42.18        26.40       76.95        65.13

                                                                               Class B - Years Ended September 30
                                                                  --------------------------------------------------------------
                                                                   2003(a)     2002(a)(f)   2001(a)(f)   2000(a)(f)   1999(a)(f)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                23.17        25.16        27.99       18.38        15.07
                                                                  ---------    ---------    ---------     -------      -------
  Net investment loss ($)                                             (0.10)       (0.23)       (0.15)      (0.07)       (0.08)
  Net realized and unrealized gain (loss) on investments ($)           7.78        (1.76)       (0.37)       9.68         3.39
                                                                  ---------    ---------    ---------     -------      -------
Total from investment operations ($)                                   7.68        (1.99)       (0.52)       9.61         3.31
                                                                  ---------    ---------    ---------     -------      -------
  Distributions from capital gains ($)                                (0.15)          --        (2.31)         --           --
                                                                  ---------    ---------    ---------     -------      -------
Total Distributions ($)                                               (0.15)          --        (2.31)         --           --
                                                                  ---------    ---------    ---------     -------      -------
Net asset value, end of year ($)                                      30.70        23.17        25.16       27.99        18.38
                                                                  =========    =========    =========     =======      =======
Total return (%)(b)                                                   33.31        (7.91)       (1.67)      52.37        21.90

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             192,055      183,973      234,168     268,557      198,783
Expense ratio (%)                                                      1.25         1.51         2.14        2.13         2.21
Expense ratio after expense reductions (%)                             1.25         1.50         2.13        2.13         2.20
Ratio of net investment loss to average net assets (%)                (0.39)       (0.76)       (0.54)      (0.31)       (0.46)
Portfolio turnover rate (%)                                           48.43        42.18        26.40       76.95        65.13

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) January 1, 1999 (commencement of share class) to September 30, 1999
(d) Not annualized
(e) Annualized
(f) Audited by other auditors

                                                                               Class C - Years Ended September 30
                                                                  --------------------------------------------------------------
                                                                   2003(a)     2002(a)(f)   2001(a)(f)   2000(a)(f)   1999(a)(f)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              23.01         25.16        27.99        18.38       15.06
                                                                  -------       -------      -------      -------      ------
  Net investment loss ($)                                           (0.35)        (0.42)       (0.18)       (0.07)      (0.08)
  Net realized and unrealized gain (loss) on investments ($)         7.67         (1.73)       (0.34)        9.68        3.40
                                                                  -------       -------      -------      -------      ------
Total from investment operations ($)                                 7.32         (2.15)       (0.52)        9.61        3.32
                                                                  -------       -------      -------      -------      ------
  Distributions from capital gains ($)                              (0.15)           --        (2.31)          --          --
                                                                  -------       -------      -------      -------      ------
Total Distributions ($)                                             (0.15)           --        (2.31)          --          --
                                                                  -------       -------      -------      -------      ------
Net asset value, end of year ($)                                    30.18         23.01        25.16        27.99       18.38
                                                                  =======       =======      =======      =======      ======
Total return (%)(b)                                                 31.97         (8.55)       (1.67)       52.37       21.98

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                           409,076       402,010      378,733      180,877      67,816
Expense ratio (%)                                                    2.25          2.18         2.14         2.13        2.21
Expense ratio after expense reductions (%)                           2.25          2.17         2.13         2.13        2.20
Ratio of net investment loss to average net assets (%)              (1.39)        (1.43)       (0.62)       (0.30)      (0.45)
Portfolio turnover rate (%)                                         48.43         42.18        26.40        76.95       65.13

                                                                               Class S - Years Ended September 30
                                                                  --------------------------------------------------------------
                                                                   2003(a)     2002(a)(f)   2001(a)(f)   2000(a)(f)   1999(a)(f)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              25.05         27.06        29.66        19.23       15.60
                                                                  -------       -------      -------      -------      ------
  Net investment income (loss) ($)                                  (0.11)        (0.14)        0.13         0.12        0.10
  Net realized and unrealized gain (loss) on investments ($)         8.39         (1.87)       (0.39)       10.31        3.53
                                                                  -------       -------      -------      -------      ------
Total from investment operations ($)                                 8.28         (2.01)       (0.26)       10.43        3.63
                                                                  -------       -------      -------      -------      ------
  Dividends from net investment income ($)                             --            --        (0.03)          --          --
  Distributions from capital gains ($)                              (0.15)           --        (2.31)          --          --
                                                                  -------       -------      -------      -------      ------
Total Distributions ($)                                             (0.15)           --        (2.34)          --          --
                                                                  -------       -------      -------      -------      ------
Net asset value, end of year ($)                                    33.18         25.05        27.06        29.66       19.23
                                                                  =======       =======      =======      =======      ======
Total return (%)(b)                                                 33.21         (7.43)       (0.64)       54.32       23.21

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                           142,460        92,789       76,711       20,298       1,177
Expense ratio (%)                                                    1.25          1.18         1.14         1.13        1.21
Expense ratio after expense reductions (%)                           1.25          1.17         1.13         1.13        1.20
Ratio of net investment income (loss) to average net assets (%)     (0.38)        (0.43)        0.36         0.63        0.54
Portfolio turnover rate (%)                                         48.43         42.18        26.40        76.95       65.13


                                          State Street Research Aurora Fund   15

INDEPENDENT AUDITORS'
     Report

To the Board of Trustees and Shareholders of State Street Research Aurora Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Aurora Fund (the "Fund"), a series of State Street Research Capital Trust, as of September 30, 2003, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended September 30, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2002, and the financial highlights for each of the years in the four-year period ended September 30, 2002, were audited by other auditors whose report dated November 8, 2002, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence suporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

October 31, 2003

TRUSTEES AND OFFICERS
     State Street Research Capital Trust

Name,               Position(s)  Term of Office
Address              Held with    and Length of              Principal Occupations
and Age(a)              Fund     Time Served(b)               During Past 5 Years
===================================================================================================
Independent Trustees
Bruce R. Bond         Trustee        Since       Retired; formerly Chairman of the Board, Chief
(57)                                  1999       Executive Officer and President, PictureTel
                                                 Corporation (video conferencing systems)
---------------------------------------------------------------------------------------------------
Steve A. Garban       Trustee        Since       Retired; formerly Senior Vice President for
(66)                                  1997       Finance and Operations and Treasurer, The
                                                 Pennsylvania State University
---------------------------------------------------------------------------------------------------
Dean O. Morton        Trustee        Since       Retired; formerly Executive Vice President, Chief
(71)                                  1985       Operating Officer and Director, Hewlett-Packard
                                                 Company (computer manufacturer)

---------------------------------------------------------------------------------------------------
Susan M. Phillips     Trustee        Since       Dean, School of Business and Public Management,
(58)                                  1998       George Washington University; formerly a member of
                                                 the Board of Governors of the Federal Reserve
                                                 System; and Chairman and Commissioner of the
                                                 Commodity Futures Trading Commission
---------------------------------------------------------------------------------------------------
Toby Rosenblatt       Trustee        Since       President, Founders Investments Ltd.
(65)                                  1995       (investments); formerly President, The Glen Ellen
                                                 Company (private investment firm)
---------------------------------------------------------------------------------------------------
Michael S.            Trustee        Since       Jay W. Forrester Professor of Management, Sloan
Scott Morton (66)                     1987       School of Management, Massachusetts Institute of
                                                 Technology
---------------------------------------------------------------------------------------------------
James M. Storey       Trustee        Since       Attorney; formerly Partner, Dechert (law firm)
(72)                                  2002


===================================================================================================
Interested Trustees
Richard S. Davis(+)   Trustee        Since       Chairman of the Board, President and Chief
(58)                                  2000       Executive Officer of State Street Research &
                                                 Management Company; formerly Senior Vice
                                                 President, Fixed Income Investments, Metropolitan
                                                 Life Insurance Company
===================================================================================================
Officers
John F. Burbank       Vice           Since       Managing Director of State Street Research &
(66)                  President       2001       Management Company; formerly Senior Vice
                                                 President, State Street Research & Management
                                                 Company
---------------------------------------------------------------------------------------------------
Caroline Evascu       Vice           Since       Vice President of State Street Research &
(28)                  President       2003       Management Company; formerly Vice President and
                                                 senior analyst at SG Cowen Asset Management; and
                                                 research associate at Donaldson, Lufkin & Jenrette
---------------------------------------------------------------------------------------------------
C. Kim Goodwin        Vice           Since       Managing Director and Chief Investment Officer -
(44)                  President       2002       Equities of State Street Research & Management
                                                 Company; formerly Chief Investment Officer - U.S.
                                                 Growth Equities, American Century
---------------------------------------------------------------------------------------------------
Paul Haagensen        Vice           Since       Senior Vice President of State Street Research &
(57)                  President       2003       Management Company; formerly Portfolio Manager and
                                                 senior analyst at Putnam Investments
---------------------------------------------------------------------------------------------------
Eileen M. Leary       Vice           Since       Senior Vice President of State Street Research &
(41)                  President       2002       Management Company; formerly Vice President, State
                                                 Street Research & Management Company
---------------------------------------------------------------------------------------------------
John S. Lombardo      Vice           Since       Managing Director, Chief Financial Officer and
(48)                  President       2001       Director of State Street Research & Management
                                                 Company; formerly Executive Vice President, State
                                                 Street Research & Management Company; and Senior
                                                 Vice President, Product and Financial Management,
                                                 MetLife Auto & Home
---------------------------------------------------------------------------------------------------
Andrew Morey          Vice           Since       Senior Vice President of State Street Research &
(34)                  President       2003       Management Company; formerly Vice President, State
                                                 Street Research & Management Company
---------------------------------------------------------------------------------------------------
Tucker Walsh          Vice           Since       Managing Director of State Street Research &
(34)                  President       1999       Management Company; formerly Vice President and
                                                 analyst, State Street Research & Management
                                                 Company
---------------------------------------------------------------------------------------------------
Douglas A. Romich     Treasurer      Since       Senior Vice President and Treasurer of State
(46)                                  2001       Street Research & Management Company; formerly
                                                 Vice President and Assistant Treasurer, State
                                                 Street Research & Management Company
---------------------------------------------------------------------------------------------------
Francis J.            Secretary      Since       Managing Director, General Counsel and Secretary
McNamara, III (48)                    1995       of State Street Research & Management Company;
                                                 formerly Executive Vice President, State Street
                                                 Research & Management Company

                        Number of Funds
Name,                   in Fund Complex                    Other
Address                   Overseen by                Directorships Held
and Age(a)             Trustee/Officer(c)            by Trustee/Officer
================================================================================
Independent Trustees           19           Ceridian Corporation
Bruce R. Bond
(57)

--------------------------------------------------------------------------------
Steve A. Garban                55           Metropolitan Series Fund, Inc.(d)
(66)

--------------------------------------------------------------------------------
Dean O. Morton                 55           The Clorox Company; KLA-Tencor
(71)                                        Corporation; BEA Systems, Inc.;
                                            Cepheid; Pharsight Corporation; and
                                            Metropolitan Series Fund, Inc.(d)
--------------------------------------------------------------------------------
Susan M. Phillips              19           The Kroger Co.
(58)



--------------------------------------------------------------------------------
Toby Rosenblatt                55           A.P. Pharma, Inc.; and Metropolitan
(65)                                        Series Fund, Inc.(d)

--------------------------------------------------------------------------------
Michael S.                     55           Metropolitan Series Fund, Inc.(d)
Scott Morton (66)

--------------------------------------------------------------------------------
James M. Storey                19           SEI Investments Funds (consisting of
(72)                                        104 portfolios); and The
                                            Massachusetts Health & Education
                                            Tax-Exempt Trust
================================================================================
Interested Trustees
Richard S. Davis(+)            19           None
(58)



================================================================================
Officers
John F. Burbank                 3           None
(66)


--------------------------------------------------------------------------------
Caroline Evascu                 3           None
(28)


--------------------------------------------------------------------------------
C. Kim Goodwin                 18           None
(44)


--------------------------------------------------------------------------------
Paul Haagensen                  3           None
(57)

--------------------------------------------------------------------------------
Eileen M. Leary                 3           None
(41)

--------------------------------------------------------------------------------
John S. Lombardo               19           None
(48)




--------------------------------------------------------------------------------
Andrew Morey                    3           None
(34)

--------------------------------------------------------------------------------
Tucker Walsh                    3           None
(34)


--------------------------------------------------------------------------------
Douglas A. Romich              19           None
(46)


--------------------------------------------------------------------------------
Francis J.                     19           None
McNamara, III (48)

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc., is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 36 separate portfolios.

(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.


                                          State Street Research Aurora Fund   17

[LOGO] STATE STREET RESEARCH
       One Financial Center
       Boston, MA 02111-2690

                                                                ----------------
                                                                   PRSRT STD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                   PERMIT #6
                                                                   HUDSON, MA
                                                                ----------------

--------------------------------------------------------------------------------

New accounts, mutual fund purchases,
exchanges and account information

Internet   www.ssrfunds.com

E-mail     info@ssrfunds.com

Phone      1-87-SSR-FUNDS (1-877-773-8637),
           toll-free, 7 days a week, 24 hours a day
           Hearing-impaired: 1-800-676-7876
           Chinese- and Spanish-speaking: 1-888-638-3193

Fax 1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

Mail       State Street Research Service Center
           P.O. Box 8408, Boston, MA 02266-8408

--------------------------------------------------------------------------------
Did You Know?

State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

--------------------------------------------------------------------------------

OverView

For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts

For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing

For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

                                   [GRAPHIC]

                                for Excellence in
                           Shareholder Communications

                                   [GRAPHIC]

                           for Excellence in Service

This report must be accompanied or preceded by a current prospectus. When used as sales material after December 31, 2003, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

Member NASD, SIPC
(C)2003 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA  02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp1104)SSR-LD
                                                                    AR-2655-1103

                               FORM N-CSR(2 OF 3)

ITEM 2:

       (a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

       (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

       (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3:

       The Registrant's Board of Directors has determined that Steve A. Garban, a member of the Registrant's Board of Directors and Audit Committee, qualifies as the "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. Mr. Garban is "independent," as defined in the instructions to Form N-CSR.

ITEM 4 (PRINCIPAL ACCOUNTANT FEES AND SERVICES): Not applicable to this filing.

ITEM 5 (RESERVED)

ITEM 6 (RESERVED)

ITEM 7 (DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES): Not applicable to this filing.

ITEM 8 (RESERVED)

ITEM 9 (CONTROLS AND PROCEDURES):

       SUB-ITEM 9a - The Principal Executive Officer and the Principal Financial Officer have concluded that the State Street Research Capital Trust disclosure controls and procedures (as defined in Rule 30-a2(c) under the Investment Company Act) provide reasonable assurances that material information relating to the State Street Research Capital Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

       SUB-ITEM 9b - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation referenced in
       (a)(i) above.

ITEM 10 (EXHIBITS):

       (a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

       (a)(2) Certification for each principal executive and principal financial officer of the Registrant required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.302CERT

       (b) Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                     State Street Research Capital Trust

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    December 3, 2003
                          ------------------------------------------------------

                               FORM N-CSR(3 OF 3)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    December 3, 2003
                          ------------------------

                     By:     /s/ Douglas A. Romich
                          ------------------------------------------------------
                             Douglas A. Romich, Treasurer
                             Principal Financial Officer

                     Date    December 3, 2003
                          ------------------------